As filed with the Securities and Exchange Commission on March 17, 2010

1933 Act File No. 333-163865

1940 Act File No. 811-09451

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 7

Nuveen Massachusetts Dividend Advantage Municipal Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Stacy H. Winick	Eric F. Fess	Sarah E. Cogan
K&L Gates LLP	Chapman and Cutler LLP	Simpson Thacher & Bartlett LLP
1601 K Street, N.W.	111 W. Monroe	425 Lexington Avenue
Washington, DC 20006	Chicago, IL 60603	New York, NY 10017

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered		Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
MuniFund Term Preferred Shares, Series 2015	1,619,750 Shares	(1)	$10	$16,197,500	$1,154.88

(1)	The Fund will offer up to 1,619,750 MuniFund Term Preferred Shares, % Series 2015, at an offering price of $10 per share.
(2)	Estimated solely for the purpose of calculating the registration fee.
(3)	$0.56 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion) Issued March 17, 2010

$

Nuveen Massachusetts Dividend Advantage

Municipal Fund

MUNIFUND TERM PREFERRED SHARES

                 Shares,        % Series 2015

Liquidation Preference $10 Per Share

The Offering.    Nuveen Massachusetts Dividend Advantage Municipal Fund is offering                      MuniFund Term Preferred Shares,        % Series 2015 (“Series 2015 MTP Shares”), with a liquidation preference of $10 per share (“MTP Shares”). The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all of the Fund’s outstanding Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred™ shares”), and to maintain the Fund’s leveraged capital structure. Certain of the underwriters and their affiliates or their customers own or are obligated to repurchase in the future MuniPreferred shares and, as a result, may benefit from any such redemption. See “Prospectus Summary—The Offering.”

The Fund.    The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income exempt from regular federal and Massachusetts income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Listing.    Application has been made to list the MTP Shares on the NYSE Amex so that trading on such exchange will begin within 30 days after the date of this prospectus, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE Amex, the underwriters do not intend to make a market in the MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE Amex, an investment in the MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for the MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the NYSE Amex, holders of MTP Shares may be able to sell such shares only at substantial discounts from their liquidation preference. The trading or “ticker” symbol is “NMB Pr C.”

Investing in MuniFund Term Preferred Shares involves risks. See “Risks” beginning on page 46.

PRICE $10 A SHARE

	Price to Public	Underwriting Discounts and Commissions[1]	Proceeds to the Fund[2]
Per Share	$10.00	$0.15	$9.85
Total	$	$	$

[1]	Total expenses of issuance and distribution, excluding underwriting discounts and commissions, are estimated to be $245,000.
[2]

The Fund has granted the underwriters the right to purchase up to               additional MTP Shares at the public offering price, less underwriting discounts and commissions, within 30 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the Price to Public, Underwriting Discounts and Commissions and Proceeds to the Fund will be $                    , $              and $                  , respectively. See “Underwriters” on page 64 of this prospectus.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Book-Entry Only.    It is expected that the MTP Shares will be delivered to the underwriters in book-entry form only, through the facilities of the Depository Trust Company, on or about March     , 2010.

CUSIP No.67069P 309

Sole Structuring Coordinator	Joint Book Runners

MORGAN STANLEY BOFA MERRILL LYNCH CITI UBS INVESTMENT BANK WELLS FARGO SECURITIES

Co-Manager

NUVEEN INVESTMENTS, LLC

                  , 2010

(continued from previous page)

Investment Strategies.    Under normal market conditions, the Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal securities. The Fund invests at least 80% of its net assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities are securities rated within the four highest grades (Baa or BBB or better) by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser, Nuveen Asset Management (“NAM”). The Fund may invest up to 20% of its net assets in municipal securities that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by NAM, at the time of purchase. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. There is no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments.”

Ratings.    MTP Shares will have upon issuance a long-term credit rating of “Aaa” from Moody’s, a long-term credit rating of “AAA” from S&P and a long-term credit rating of “AAA” from Fitch. See “Description of MTP Shares— Rating Agencies.”

Fixed Dividend Rate:	Series 2015 MTP Shares	% per annum

The Fixed Dividend Rate may be adjusted in the event of a change in the credit rating of the MTP Shares, as described herein. See “Description of MTP Shares—Dividends and Dividend Periods.”

Dividends.    Dividends on the MTP Shares will be payable monthly. The first dividend period for the MTP Shares will commence on the first date of original issuance of MTP Shares and end on April 30, 2010 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares). Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the MTP Shares, except that dividends paid with respect to any dividend period consisting of the month of December in any year will be paid on the last business day of December. Except for the first dividend period, dividends with respect to any monthly dividend period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly dividend period (or if such day is not a business day, the next preceding business day). Dividends with respect to the first dividend period for the MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on April 29, 2010.

Redemption.    The Fund is required to redeem the MTP Shares on April 1, 2015 unless earlier redeemed or repurchased by the Fund. In addition, MTP Shares are subject to optional and mandatory redemption in certain circumstances. As of April 1 , 2011, the Series 2015 MTP Shares will be subject to redemption at the option of the Fund, subject to payment of a premium through March 31, 2012, and at par thereafter. The Series 2015 MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares, as described herein. See “Description of MTP Shares—Redemption.”

Tax Exemption.    The dividend rate for MTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal and Massachusetts income taxes, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on MTP Shares. To the extent that it does so, the Fund will contemporaneously make a separate, supplemental distribution of an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the two distributions equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal and Massachusetts income taxes. Alternatively (particularly in cases where the amount of capital gains or ordinary income to be allocated to the MTP Shares is small), the Fund will satisfy the requirement to allocate capital gains or ordinary income to MTP Shares by making a supplemental distribution of such gains or income to holders of MTP Shares, over and above the monthly dividend

(continued from previous page)

that is fully exempt from regular federal and Massachusetts income taxes. If, in connection with a redemption of MTP Shares, the Fund allocates capital gains or ordinary income to a distribution on MTP Shares without having made either a contemporaneous supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of MTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the MTP Shares. See “Tax Matters” and “Description of MTP Shares—Dividends and Dividend Periods—Distribution with respect to Taxable Allocations.”

Priority of Payment.    MTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares currently outstanding. The Fund may issue additional preferred shares on parity with MTP Shares, subject to certain limitations. The Fund may not issue additional classes of shares that are senior to MTP Shares and other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. See “Description of MTP Shares.” The Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. See “Investment Restrictions” in the Statement of Additional Information.

Redemption and Paying Agent.    The redemption and paying agent for MTP Shares will be State Street Bank and Trust Company, Canton, Massachusetts.

Adviser.    NAM, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategies and their implementation.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in MTP Shares and retain it for future reference. A Statement of Additional Information, dated March     , 2010, and as it may be supplemented, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 68 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

MTP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference to this prospectus. We have not authorized anyone to provide you with information different from that contained in this prospectus. We are offering to sell MTP Shares and seeking offers to buy MTP Shares, only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of MTP Shares.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), including the form of the Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (the “Statement”), attached as Appendix A to the SAI, prior to making an investment in the Fund, especially the information set forth under the heading “Risks.” Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund	Nuveen Massachusetts Dividend Advantage Municipal Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $0.01 par value, are traded on the NYSE Amex under the symbol “NMB.” See “Description of Outstanding Shares—Common Shares.” The Fund commenced investment operations on January 30, 2001. As of January 31, 2010, the Fund had 1,962,903 common shares outstanding and 570 preferred shares outstanding. Preferred shares previously offered by the Fund are referred to as “MuniPreferred”™ shares. MTP Shares, as defined below, and any other preferred shares, including MuniPreferred shares, that may then be outstanding are collectively referred to as “Preferred Stock.”

The Offering

The Fund is offering                  MuniFund Term Preferred Shares,         % Series 2015 (“Series 2015 MTP Shares” or “MTP Shares”), at a purchase price of $10 per share. MTP Shares are being offered by the underwriters listed under “Underwriters.” The Fund has granted the underwriters the right to purchase up to              additional MTP Shares to cover over-allotments. Unless otherwise specifically stated, the information throughout this prospectus does not take into account the possible issuance to the underwriters of additional MTP Shares pursuant to their right to purchase additional MTP Shares to cover over-allotments. The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all of the outstanding MuniPreferred shares, and to maintain the Fund’s leveraged capital structure. Certain underwriters and their affiliates, including Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, currently own or are obligated to repurchase in the future outstanding MuniPreferred shares. In addition, customers of certain underwriters and their affiliates currently own outstanding MuniPreferred shares. Upon the successful completion of this offering, these outstanding MuniPreferred shares may be redeemed or purchased by the Fund with the net proceeds of the offering as set forth in “Use of Proceeds.” Although such a redemption or purchase would be done in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”) in a manner that did not favor these underwriters, affiliates or customers, the underwriters or their affiliates may nonetheless be deemed to obtain a material benefit from the offering of the MTP Shares due to such redemption or purchase including, for certain of the underwriters and their affiliates, potentially substantial financial relief and/or relief related to legal and regulatory matters associated with currently illiquid MuniPreferred shares.

The first issuance date of the MTP Shares upon the closing of this offering is referred to herein as the “Date of Original Issue.” MTP Shares will be senior securities that constitute stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares will have equal priority as to payments of dividends and as to distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund and will be in parity in all respects with MuniPreferred shares outstanding. The Fund may not issue additional classes of shares that are senior to Preferred Stock as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in MTP Shares. An investment in MTP Shares is not appropriate for all investors and is not intended to be a complete investment program. MTP Shares are designed as an intermediate-term investment to help achieve the after-tax income and capital preservation goals of investors, and not as a trading vehicle. MTP Shares may be an appropriate investment for you if you are seeking:

•	Current income exempt from regular federal and Massachusetts income taxes;

•	Consistent monthly dividends;

•	Return of your capital investment after a limited term of 5 years;

•	A highly rated security that benefits from significant over-collateralization and related protective provisions;

•	Municipal market exposure through the Fund (rather than a single municipal issuer) that diversifies credit risk by investing in many securities and various essential-service sectors;

•	Potential for daily liquidity and transparency afforded by NYSE Amex listing, once the MTP Shares begin trading on such exchange as anticipated; and

•	An intermediate-term fixed income investment with potentially less price volatility than longer-dated fixed income securities.

However, keep in mind that you will need to assume the risks associated with an investment in MTP Shares and the Fund. See “Risks.”

Fixed Dividend Rate

MTP Shares pay a dividend at a fixed rate of         % per annum of the $10 liquidation preference per share (the “Fixed Dividend Rate”). The Fixed Dividend Rate is subject to adjustment in certain circumstances (but will not in any event be lower than the         % Fixed Dividend Rate). See “Description of MTP Shares—Dividends and Dividend

Periods—Fixed Dividend Rate,” “Description of MTP Shares—Dividends and Dividend Periods—Adjustments to Fixed Dividend Rate—Ratings” and “Description of MTP Shares—Dividends and Dividend Periods—Adjustments to Fixed Dividend Rate—Default Period.”

Dividend Payments	The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on each such share, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment. Dividends on the MTP Shares will be payable monthly. The initial dividend period for the MTP Shares will commence on the Date of Original Issue of MTP Shares and end on April 30, 2010 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December (each payment date a “Dividend Payment Date”). Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period of the Series 2015 MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on April 29, 2010. See “Description of MTP Shares—Dividends and Dividend Periods.”

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Term Redemption

The Fund is required to provide for the mandatory redemption of all outstanding Series 2015 MTP Shares on April 1, 2015 at a redemption price equal to $10 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date (the “Term Redemption Price”). No amendment, alteration or repeal of the obligations of the Fund to redeem all of the Series 2015 MTP Shares on April 1, 2015 can be effected without the prior unanimous vote or consent of the holders of Series 2015 MTP Shares. See “Description of MTP Shares—Redemption.”

Mandatory Redemption for

Asset Coverage and Effective

Leverage Ratio	Asset Coverage. If the Fund fails to have Asset Coverage (as defined below) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Fund will redeem within 30 calendar days of the Asset Coverage Cure Date shares of Preferred Stock equal to the lesser of (i) the minimum number of shares of Preferred Stock that will result in the Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of shares of Preferred Stock (including shares of Preferred Stock required to be redeemed) that will result in the Fund having Asset Coverage of up to and including 285%. The Preferred Stock to be redeemed may include at the Fund’s sole option any number or proportion of MTP Shares. If MTP Shares are to be redeemed in such an event, they will be redeemed at a redemption price equal to their $10 liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption (the “Mandatory Redemption Price”).

Effective Leverage Ratio. If the Effective Leverage Ratio (as defined below) of the Fund exceeds 50% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund will within 30 calendar days following the Effective Leverage Ratio Cure Date cause the Fund to have an Effective Leverage Ratio that does not exceed 50% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) redeeming a sufficient number of shares of Preferred Stock, which at the Fund’s sole option may include any number or proportion of MTP Shares, in accordance with the terms of such Preferred Stock, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any MTP Shares so redeemed will be redeemed at a price per share equal to the Mandatory Redemption Price. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities” and “—Floating Rate Securities.”

Optional Redemption	As of April 1, 2011, Series 2015 MTP Shares will be subject to optional redemption (in whole or from time to time, in part) at the sole option of the Fund out of monies legally available therefor, at the redemption price per share equal to the sum of the $10 liquidation preference per share plus (i) an initial premium of 1.00% of the liquidation preference (with such premium declining by 0.5% every six months so that by April 1, 2012 there will cease to be a premium) and (ii) an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption. See “Description of MTP Shares—Redemption— Optional Redemption.” The period from the Date of Original Issue to the date that the MTP Shares are subject to such optional redemption is referred to herein as the “Non-Call Period.” In addition to the optional redemption described above, the MTP Shares will also be subject to optional redemption on any Business Day during a Rating Downgrade Period with respect to such MTP Shares at the redemption price per share equal to the sum of the $10 liquidation preference per share (without any additional premium) plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared, but excluding interest thereon) to (but excluding) the date fixed for redemption. A “Rating Downgrade Period” means any period during which the MTP Shares are rated A+ or lower by S&P, A1 or lower by Moody’s and A+ or lower by Fitch. See “Description of MTP Shares—Redemption.”

Federal and Massachusetts State Income Taxes	Because under normal circumstances the Fund will invest substantially all of its assets in municipal securities that pay interest exempt from regular federal and Massachusetts income taxes, the dividends designated by the Fund as exempt-interest dividends received by a holder of MTP Shares will be similarly exempt. The dividends received by a holder of MTP Shares may be subject to other state and local taxes. A portion of the income from the Fund’s portfolio securities, and in turn the exempt-interest dividends paid to holders of MTP Shares, may be subject to the federal alternative minimum tax, so MTP Shares may not be a suitable investment if you are subject to this tax. Taxable income or gain earned by the Fund will be allocated proportionately to holders of Preferred Stock and common shares, based on the percentage of total Preferred Stock dividends relative to common share dividends.

The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and generally does not expect to be subject to federal income tax.

Ratings	It is a condition of the underwriters’ obligation to purchase MTP Shares that MTP Shares will be rated “Aaa”, “AAA” and “AAA” by Moody’s, S&P and Fitch, respectively, as of the Date of Original

Issue. There can be no assurance that such ratings will be maintained at the level originally assigned through the term of the MTP Shares. The ratings are based on current information furnished to Moody’s, S&P and Fitch by the Fund and its investment adviser. The ratings may be changed, suspended or withdrawn in the rating agencies’ discretion. The Fund, however, will use commercially reasonable efforts to cause at least one rating agency (Moody’s, S&P or Fitch, each a “Rating Agency”) to publish a credit rating with respect to MTP Shares for so long as MTP Shares are outstanding. The Fixed Dividend Rate will be subject to an increase in the event that the ratings of the MTP Shares by Moody’s, S&P and Fitch are each downgraded below “Aaa”, “AAA” and “AAA”, respectively or if no Rating Agency is then rating the shares. See “Description of MTP Shares—Dividends and Dividend Periods—Adjustment to Fixed Dividend Rate—Ratings.” The Board of Trustees of the Fund has the right to terminate the designation of any of S&P, Moody’s and Fitch as a Rating Agency for purposes of the MTP Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MTP Shares which are described in this prospectus or included in the Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account.

Asset Coverage	If the Fund fails to maintain at least 225% “asset coverage” as of the close of business on each Business Day, the MTP Shares may become subject to mandatory redemption as provided above. “Asset coverage” for Preferred Stock is calculated pursuant to Section 18(h) of the 1940 Act, as in effect on the date of the Statement, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding each daily determination (“Asset Coverage”). See “Description of MTP Shares—Asset Coverage.”

The Fund estimates that on the Date of Original Issue, the Asset Coverage, based on the composition of its portfolio as of November 30, 2009, and after giving effect to (i) the issuance of MTP Shares offered hereby (assuming the issuance of $14,725,000 aggregate liquidation preference MTP Shares), and (ii) $465,875 of underwriting discounts and commissions and estimated offering costs for such MTP Shares, and assuming the redemption of $14,250,000 liquidation preference of MuniPreferred shares, will be 290%. The Fund’s net investment income coverage—calculated by dividing the Fund’s net investment income by the distributions from net investment income to preferred shareholders—has averaged approximately 1069% from January 30, 2001 through November 30, 2009. Net investment income coverage has varied significantly year over year since the Fund’s inception, and there is no assurance that historical coverage levels can be maintained.

Effective Leverage Ratio	If the Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided above.

The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (2) the Fund’s outstanding Preferred Stock that is to be redeemed with net proceeds from the sale of the MTP Shares, for which the Fund has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by the sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities); and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

Voting Rights	Except as otherwise provided in the Fund’s Declaration of Trust or as otherwise required by law, (i) each holder of MTP Shares shall be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Fund and (ii) the holders of outstanding Preferred Stock and of common shares shall vote together as a single class; provided that holders of Preferred Stock, voting separately as a class, shall elect at least two of the Fund’s trustees and will elect a majority of the Fund’s trustees to the extent the Fund fails to pay dividends on any Preferred Stock in an amount equal to two full years of dividends on that stock. See “Description of MTP Shares—Voting Rights.”

Liquidation Preference

The liquidation preference of MTP Shares will be $10 per share (the “Liquidation Preference”). In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of MTP Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon). See “Description of MTP Shares—Liquidation Rights.”

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal and Massachusetts income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that NAM believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal market conditions, the Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal securities. The Fund invests at least 80% of its net assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities are securities rated within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch), or securities that are unrated but judged to be of comparable quality by NAM, at the time of purchase. The Fund may invest up to 20% of its net assets in municipal securities that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by NAM. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See “Risks—Credit and Below Investment Grade Risk.” During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. There is no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments.”

Investment Adviser	NAM is the Fund’s investment adviser, responsible for determining the Fund’s overall investment strategy and its implementation. See “Management of the Fund—Investment Adviser and Portfolio Managers.”

Nuveen Investments, LLC, a registered broker-dealer affiliate of NAM that is involved in the offering of the Fund’s MTP Shares, has received notice of certain charges that may be brought against it by the Financial Industry Regulatory Authority (“FINRA”) in connection with the marketing of MuniPreferred shares. See “Underwriters.”

Listing

Application has been made to list the MTP Shares on the NYSE Amex so that trading on such exchange will begin within 30 days after the date of this prospectus, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE Amex, the underwriters do not intend to make a market in the MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE Amex, an investment in the MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for the MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the NYSE Amex, holders of MTP Shares may be able to sell such shares only at substantial discounts from their liquidation preference. The trading or “ticker” symbol is “NMB Pr C.”

Redemption and Paying Agent	The Fund has entered into an amendment to its Transfer Agency and Service Agreement with State Street Bank and Trust Company, Canton, Massachusetts (the “Redemption and Paying Agent”) for the purpose of causing the Fund’s transfer agent and registrar to serve as transfer agent and registrar, dividend disbursing agent, and redemption and paying agent with respect to MTP Shares.

Risks	Risk is inherent in all investing. Therefore, before investing in MTP Shares you should consider certain risks carefully. The primary risks of investing in the Fund, and in MTP Shares in particular, are:

Risks of Investing in MTP Shares

•

Interest Rate Risk—MTP Shares.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to its term redemption. See also “—Secondary Market and Delayed Listing Risk.”

•

Secondary Market and Delayed Listing Risk.    Because the Fund has no prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of MTP Shares, including the effective costs of trading MTP Shares. Moreover, MTP Shares will not be listed on a stock exchange until up to 30 days after the date of this prospectus and during this time period an investment in MTP Shares will be illiquid. Even after the MTP Shares are listed on the NYSE Amex as anticipated, there is a risk that the market for MTP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.

•

Ratings Risk.    The Fund expects that, at issuance, the MTP Shares will be rated Aaa, AAA and AAA by Moody’s, S&P and Fitch, respectively, and that such ratings will be a requirement of issuance of such shares by the underwriters pursuant to an underwriting agreement. There can be no assurance that such ratings will be maintained at the level originally assigned through the term of MTP Shares. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade MTP Shares, which may make MTP Shares less liquid in the secondary market and reduce market prices, though with higher resulting dividend rates than the Fixed Dividend Rate. If all of the Rating Agencies designated by the Board of Trustees at the time in question downgrade MTP Shares, the Fund is required to pay a higher dividend rate on such shares.

•

Early Redemption Risk.    The Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. The Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate on MTP Shares. For further information, see “Description of MTP Shares—Redemption” and “Description of MTP Shares—Asset Coverage.”

•

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or Massachusetts income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or Massachusetts income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. See “Tax Matters.” See also the form of opinion of counsel included as Appendix C to the SAI.

•

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his or her MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares.

•

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in MTP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of MTP Shares and dividends on MTP Shares declines.

•

Reinvestment Risk—MTP Shares.    Given the five-year term and potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

General Risks of Investing in the Fund

•

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its net assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by NAM. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any nationally recognized statistical rating organization (“NRSRO”), the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

•

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on NAM’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. As noted above, the secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

•

Concentration in Massachusetts Issuers.    The Fund’s policy of investing primarily in municipal obligations of issuers located in the Commonwealth of Massachusetts makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers.

•

Risks Specific to Massachusetts.    The effects of the dramatic national economic downturn on the Commonwealth of Massachusetts expose the Fund to increased risks with respect to Massachusetts issuers of municipal bonds. The Commonwealth experienced increased unemployment and reduced tax revenue in the last fiscal year. The Commonwealth ended fiscal year 2009 with a budgetary loss of approximately $1.4 billion. During fiscal year 2009, budgeted tax revenues declined by 12.6% to nearly $18.5 billion. The fiscal 2009 tax revenue decrease is attributable in large part to decreases of $2.2 billion in income tax payments, a $244 million decrease in sales and use tax collections and a $650 million drop in other forms of taxes offset by a $417 million increase in corporate taxation. The Legislature enacted the fiscal 2010 budget totaling $27.411 billion on June 19, 2009. The Commonwealth will continue to receive funds from the federal American Recovery and Reinvestment Act in fiscal years 2010 and 2011 and expects to benefit as a result of an increase in the sales and use tax from 5% to 6.25%, effective August 1, 2009. The Commonwealth anticipates a probable deficiency of state tax revenues of approximately $600 million with respect to the appropriations approved to date for fiscal 2010. The Governor has filed legislation containing proposed solutions to the projected $600 million tax revenue shortfall, including $277 million in spending reductions across executive branch agencies. See “Risks—General Risks of Investing in the Fund—Concentration Risk” and Appendix A of this prospectus. (“Factors Affecting Municipal Securities in Massachusetts”).

•

Interest Rate Risk—The Fund.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

•

Inverse Floating Rate Securities Risk.    The Fund may invest up to 15% of its net assets in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for the Fund to the extent that it relies on inverse floating rate securities to achieve a significant portion of its desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

•

Insurance Risk.    The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses and as a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called to do so in the future. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation or the market value of the insured obligation. See “Risks—General Risks of Investing in the Fund—Insurance Risk.”

•

Reinvestment Risk—the Fund.    With respect to the Fund, reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

•

Anti-Takeover Provisions.    The Fund’s Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Declaration of Trust and By-Laws.”

For additional risks of investing in MTP Shares and general risks of the Fund, see “Risks.”

Governing Law	The Declaration of Trust and the Statement are governed by the laws of the Commonwealth of Massachusetts.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single common share or MuniPreferred share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended May 31, 2009 has been audited by Ernst & Young LLP, whose report for the fiscal year ended May 31, 2009, along with the financial statements of the Fund including the Financial Highlights for each of the five years in the period then ended, are included in the Fund’s 2009 Annual Report. The information with respect to the six months ended November 30, 2009 is unaudited and is included in the Fund’s Semi-Annual Report. Results of the interim period are not necessarily indicative of the results of the full year. A copy of each of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

FINANCIAL HIGHLIGHTS

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance of the Fund since the commencement of operations.

Selected data for a common share outstanding throughout each period:

			Year Ended May 31,
PER SHARE OPERATING PERFORMANCE	2010(a)		2009	2008	2007
Beginning Common Share Net Asset Value	$13.52		$14.36	$14.84	$14.83

Investment Operations:
Net Investment Income	0.46		0.95	0.94	0.93
Net Realized/Unrealized Gain (Loss)	0.63		(0.93)	(0.45)	0.08
Distributions from Net Investment Income to Preferred Shareholders†	(0.02)		(0.17)	(0.26)	(0.25)
Distributions from Capital Gains to Preferred Shareholders†	0.00		0.00	(0.01)	0.00

Total	1.07		(0.15)	0.22	0.76

Less Distributions:
Net Investment Income to Common Shareholders	(0.37)		(0.69)	(0.68)	(0.75)
Capital Gains to Common Shareholders	0.00		0.00	(0.02)	0.00

Total	(0.37)		(0.69)	(0.70)	(0.75)

Offering Costs and Preferred Share Underwriting Discounts	0.00		0.00	0.00	0.00

Ending Common Share Net Asset Value	$14.22		$13.52	$14.36	$14.84

Ending Market Value	$14.40		$13.83	$14.61	$16.28
Total Returns:
Based on Market Value*	6.92%		(0.04)%	(5.73)%	10.04%
Based on Common Share Net Asset Value*	7.99%		(0.70)%	1.55%	5.14%

Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$27,915		$26,530	$28,135	$29,072
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement††:
Expenses Including Interest(b)	1.35	%***	1.54%	1.32%	1.33%
Expenses Excluding Interest	1.32	%***	1.44%	1.32%	1.33%
Net Investment Income	6.50	%***	7.09%	6.11%	5.84%
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement††**:
Expenses Including Interest(b)	1.19	%***	1.33%	1.05%	0.97%
Expenses Excluding Interest	1.17	%***	1.23%	1.05%	0.97%
Net Investment Income	6.65	%***	7.30%	6.39%	6.19%
Portfolio Turnover Rate	4%		1%	15%	9%
Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$14,250		$14,250	$15,000	$15,000
Liquidation and Market Value Per Share	$25,000		$25,000	$25,000	$25,000
Asset Coverage Per Share	$73,973		$71,544	$71,892	$73,453

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Year Ended May 31,
2006	2005	2004	2003	2002	2001(c)
$15.65	$14.84	$16.00	$14.16	$13.88	$14.33

0.95	0.97	1.00	1.04	1.03	0.24
(0.54)	0.95	(1.11)	1.74	0.25	(0.24)

(0.17)	(0.08)	(0.04)	(0.07)	(0.12)	(0.05)
(0.02)	0.00	(0.01)	0.00	0.00	0.00

0.22	1.84	(0.16)	2.71	1.16	(0.05)

(0.85)	(0.92)	(0.92)	(0.88)	(0.88)	(0.22)
(0.19)	(0.11)	(0.08)	0.00	0.00	0.00

(1.04)	(1.03)	(1.00)	(0.88)	(0.88)	(0.22)

0.00	0.00	0.00	0.01	0.00	(0.18)

$14.83	$15.65	$14.84	$16.00	$14.16	$13.88

$15.53	$17.45	$14.88	$16.45	$15.95	$14.80

(5.23)%	24.96%	(3.74)%	8.76%	14.15%	0.13%
1.49%	12.76%	(1.03)%	19.74%	8.46%	(1.61)%

$29,004	$30,539	$28,904	$31,134	$27,519	$26,951

1.29%	1.31%	1.27%	1.29%	1.47%	1.28	%***
1.29%	1.31%	1.27%	1.29%	1.47%	1.28	%***
5.79%	5.83%	6.05%	6.49%	6.70%	4.84	%***

0.86%	0.87%	0.81%	0.83%	0.94%	0.84	%***
0.86%	0.87%	0.81%	0.83%	0.94%	0.84	%***
6.21%	6.27%	6.51%	6.95%	7.24%	5.28	%***
13%	12%	26%	8%	9%	18%

$15,000	$15,000	$15,000	$15,000	$15,000	$15,000
$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
$73,340	$75,899	$73,173	$76,891	$70,865	$69,919

**	After expense reimbursement, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian where applicable.
***	Annualized.
†	The amounts shown are based on Common share equivalents.
††	Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income Ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.
(a)	For the six months ended November 30, 2009. Unaudited.
(b)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1—Inverse Floating Rate Securities.
(c)	For the period January 30, 2001 (commencement of operations) through May 31, 2001.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on June 1, 1999 pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s common shares are listed on the NYSE Amex under the symbol “NMB.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The table below provides information on MuniPreferred shares since 2001.

Period Ended	Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Share*	Involuntary Liquidation Preference Per Share	Asset Coverage Ratio**
May 31, 2001	600	$69,919	$25,000	280
May 31, 2002	600	$70,865	$25,000	283
May 31, 2003	600	$76,891	$25,000	308
May 31, 2004	600	$73,173	$25,000	293
May 31, 2005	600	$75,899	$25,000	304
May 31, 2006	600	$73,340	$25,000	293
May 31, 2007	600	$73,453	$25,000	294
May 31, 2008	600	$71,892	$25,000	288
May 31, 2009	570	$71,544	$25,000	286
November 30, 2009	570	$73,973	$25,000	296

*	Calculated by dividing net assets (including net assets attributable to preferred shares) at period end by the number of MuniPreferred shares outstanding at period end.
**	Calculated by dividing Asset Coverage Per Share by Involuntary Liquidation Preference Per Share.

The following provides information about the Fund’s outstanding shares as of January 31, 2010.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	unlimited	—	1,962,903
MuniPreferred	unlimited
Series T	10,000	—	570
MTP	unlimited
Series 2015	—	—	—

USE OF PROCEEDS

Assuming the issuance and sale in this offering of 1,472,500 MTP Shares, the net proceeds of the offering would be approximately $14,259,125 or $15,709,538 assuming the underwriters exercise an overallotment option of 147,250 MTP Shares, after payment of the underwriting discounts and commissions and estimated offering costs. The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all the Fund’s outstanding MuniPreferred shares, and to maintain the Fund’s leveraged capital structure. To the extent the underwriters purchase additional shares to cover over-allotments, the proceeds to the Fund from such additional purchase will be invested in accordance with the Fund’s investment policies. Such redemption of the MuniPreferred shares is expected to occur within four weeks of the closing of the offering.

CAPITALIZATION

The following table sets forth the capitalization of the Fund as of November 30, 2009, and as adjusted to give effect to (i) the issuance of all MTP Shares offered hereby (assuming the issuance of $14,725,000 in aggregate liquidation preference MTP Shares and assuming that the underwriters’ overallotment option is not exercised) and (ii) the redemption of all outstanding MuniPreferred shares with the proceeds of the issuance of MTP Shares. Fewer than all of the MuniPreferred shares may be redeemed. The “as adjusted” information is illustrative only and the Fund’s capitalization following completion of this offering is subject to adjustment based on the actual number of MTP Shares sold in the offering, which will be determined at pricing.

	Actual November 30, 2009	As Adjusted November 30, 2009
	(unaudited)	(unaudited)
MuniPreferred shares, $25,000 stated value per share, at liquidation value; unlimited shares authorized (570 shares outstanding and no shares outstanding, as adjusted, respectively)*	$14,250,000	$—

MTP Shares, $10 stated value per share, at liquidation value; unlimited shares authorized; (no shares outstanding and 1,472,500 shares outstanding, as adjusted, respectively)*	$—	$14,725,000

COMMON SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value per share; unlimited shares authorized, 1,962,662 shares outstanding*	$19,627	$19,627
Paid-in surplus**	27,785,991	27,785,991
Undistributed net investment income	287,593	287,593
Accumulated net realized gain (loss) from investments and derivative transactions	59,386	59,386
Net unrealized appreciation (depreciation) of investments and derivative transactions	(237,834)	(237,834)

Net assets applicable to common shares	$27,914,763	$27,914,763

*	None of these outstanding shares are held by or for the account of the Fund.
**	Assumes a total of $465,875 of underwriting discounts and commissions and other estimated offering costs of the MTP Shares’ issuance will be capitalized and amortized over the life of the MTP Shares.

SUPPLEMENTAL PORTFOLIO INFORMATION

Set forth below are selected historical data (unaudited) relating to the Fund and its portfolio holdings at each period noted.

	November 30, 2009	May 31,
OPERATING PERFORMANCE RATIOS		2009	2008	2007
Asset Coverage(a)	296%	286%	288%	294%
Net Investment Income Coverage(b)	2300%	559%	362%	372%
Structural Leverage(c)	34%	35%	35%	34%
Effective Leverage(d)	37%	38%	35%	34%

(a)	Based on 1940 Act requirements that are described in this prospectus under the heading “Description of MTP Shares – Restrictions on Dividend, Redemption and Other Payments.”
(b)	Calculated by dividing “Net Investment Income” by “Distributions from Net Investment Income to Preferred Shareholders.”
(c)	Based on the inverse of the Asset Coverage Ratio (meaning the ratio of the Fund’s total debt, if any, and the involuntary liquidation preference of Preferred Stock to the Fund’s total assets less liabilities and indebtedness not represented by senior securities).
(d)	Effective Leverage Ratio is previously defined in the prospectus summary under the heading “Effective Leverage Ratio.”

	November 30, 2009	May 31,
PORTFOLIO DATA		2009	2008	2007
Total Managed Assets (000s)(a)	$42,165	$40,780	$43,135	$44,072
Number of Issuers(b)	50	48	50	47
Number of Issuers in Default	—	—	—	—
Average Issuer Holding (000s)(c)	$853	$855	$910	$913
Top 10 Issuers (as % of Total Investments)	43.34%	46.31%	47.95%	50.04%
Average Effective Maturity on Securities (years)	17.30	17.29	17.93	18.27
Average Duration (years)	6.32	6.69	5.72	5.67
AMT Bonds (as % of Total Investments)	12.27%	11.99%	13.10%	17.61%
Inverse Floaters (as % of Total Investments)(d)	3.66%	2.42%	—	—

(a)	Net assets applicable to common shares plus Preferred Stock at liquidation value.
(b)	Issuer is defined as the legal entity or obligor that develops, registers and sells municipal securities for the purpose of financing its operations.
(c)	Calculated by dividing the market value of the municipal securities in the Fund’s portfolio by the number of issuers.
(d)	Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.”

CREDIT QUALITY (AS % OF TOTAL MUNICIPAL BONDS)(a),(b)	November 30, 2009	May 31,
		2009	2008	2007
AAA/U.S. Guaranteed	38%	43%	57%	60%
AA	21%	28%	20%	23%
A	19%	12%	7%	4%
BBB	11%	12%	10%	10%
BB or Lower	3%	3%	4%	3%
N/R	8%	2%	2%	—%

	100%	100%	100%	100%

(a)	The percentages shown in the table above may reflect the ratings on certain bonds whose insurer has experienced downgrades.
(b)	Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts income taxes.

	November 30, 2009	May 31,
PORTFOLIO COMPOSITION (AS % OF TOTAL INVESTMENTS)		2009	2008	2007
Consumer Discretionary	0.7%	0.8%	1.0%	1.2%
Education and Civic Organizations	26.3%	24.8%	25.0%	18.4%
Health Care	19.7%	16.8%	17.2%	14.3%
Housing/Multifamily	7.4%	7.9%	7.5%	8.2%
Housing/Single Family	2.6%	2.6%	1.3%	2.4%
Industrials	0.8%	0.8%	0.8%	0.9%
Long-Term Care	5.4%	5.2%	5.3%	4.9%
Tax Obligation/General	9.2%	9.5%	10.6%	10.0%
Tax Obligation/Limited	7.8%	8.0%	7.2%	10.3%
Transportation	0.9%	0.8%	0.8%	4.3%
U.S. Guaranteed	9.7%	10.1%	10.9%	11.7%
Utilities	3.7%	3.6%	3.6%	3.9%
Water and Sewer	5.8%	9.1%	8.8%	9.5%

	100.0%	100.0%	100.0%	100.0%

DESCRIPTION OF MTP SHARES

The following is a brief description of the terms of MTP Shares, including specific terms of Series 2015 MTP Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s Declaration of Trust and the Statement. These documents are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which this prospectus is a part and the form of the Statement also is attached as Appendix A to the SAI. Copies may be obtained as described under “Available Information.” Many of the terms in this section have a special meaning. Any capitalized terms in this section that are not defined have the meaning assigned to them in the Statement.

General

At the time of issuance the MTP Shares will be fully paid and non-assessable and have no preemptive, conversion, or exchange rights or rights to cumulative voting. MTP Shares will rank equally with shares of all other Preferred Stock of the Fund including outstanding MuniPreferred shares, if any, and with any other series of preferred shares of the Fund that might be issued in the future, as to payment of dividends and the distribution of the Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares and all other Preferred Stock of the Fund are senior as to dividends and distributions to the Fund’s common shares. The Fund may issue additional series of Preferred Stock in the future that will be classified as MuniFund Term Preferred Shares, and any such series, together with the MTP Shares, are herein collectively referred to as “MuniFund Term Preferred Shares.”

Except in certain limited circumstances, holders of MTP Shares will not receive certificates representing their ownership interest in such shares, and the MTP Shares will be represented by a global certificate to be held by the Securities Depository for the MTP Shares. The Depository Trust Company will initially act as Securities Depository with respect to the MTP Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods. The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment and in preference to dividends and distributions on common shares of the Fund, calculated separately for each Dividend Period for such MTP Shares at the Dividend Rate for such MTP Shares in effect during such Dividend Period, on an amount equal to the Liquidation Preference for such MTP Shares. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the common shares.

Fixed Dividend Rate.    The Fixed Dividend Rate is an annual rate of         % for Series 2015 MTP Shares. The Fixed Dividend Rate for MTP Shares may be adjusted in certain circumstances, including a change in the credit rating of such MTP Shares and/or upon the occurrence of certain events resulting in a “Default Period” (as defined below) (the Fixed Dividend Rate as it may be adjusted is referred to as the “Dividend Rate”).

Payment of Dividends and Dividend Periods.    Dividends on the MTP Shares will be payable monthly. The first Dividend Period for the MTP Shares will commence on the Date of Original Issue of MTP Shares and end on April 30, 2010 and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares). Dividends will be paid on the Dividend Payment Date—the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly

Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period of the Series 2015 MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on April 29, 2010. Dividends payable on any MTP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Adjustment to Fixed Dividend Rate—Ratings.    So long as MTP Shares are rated on any date “AAA“ by S&P, “Aaa” by Moody’s or “AAA” by Fitch, then the Dividend Rate will be equal to the Fixed Dividend Rate. If the highest credit rating assigned on any date to outstanding MTP Shares by any of Moody’s, S&P or Fitch is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MTP Shares for such date will be adjusted by multiplying the Fixed Dividend Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such outstanding MTP Shares by any such Rating Agency as set forth in the table below.

Dividend Rate Adjustment Schedule

S&P	Moody’s	Fitch	Applicable Percentage
“AA+” to “AA-”	“Aa1” to “Aa3”	“AA+” to “AA-”	110%
“A+” to “A-”	“A1” to “A3”	“A+” to “A-”	125%
“BBB+” to “BBB-”	“Baa1” to “Baa3”	“BBB+” to “BBB-”	150%
“BB+” and lower	“Ba1” and lower	“BB+” and lower	200%

If no Rating Agency is rating outstanding MTP Shares, the Dividend Rate applicable to the MTP Shares for such date shall be adjusted by multiplying the Fixed Dividend Rate for such shares by 200%.

The Board of Trustees of the Fund has the right to terminate the designation of any of S&P, Moody’s and Fitch as a Rating Agency for purposes of the MTP Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MTP Shares which are described in this prospectus or included in the Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account. If a Rating Agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Fixed Dividend Rate.

Adjustment to Fixed Dividend Rate—Default Period.    The Dividend Rate will be adjusted to the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MTP Shares will commence on a date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities sufficient to pay the full amount of any dividend on MTP Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) securities that constitute municipal securities as described in this prospectus, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of income that is exempt from federal income taxes (“Municipal Obligations”) that have credit ratings from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms; (iv) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in Municipal Obligations, U.S. Government Obligations or any combination thereof; or (v) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Fund does not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MTP Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of MTP Shares as their names appear on the registration books of the Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of MTP Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MTP Shares which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.”

Upon failure to pay dividends for at least two years, the holders of MTP Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MTP Shares upon any failure to pay dividends on MTP Shares.

Distributions with respect to Taxable Allocations.

Holders of MTP Shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations (as defined below) that are paid with respect to such shares in accordance with one of the procedures described in the following three paragraphs as set forth below.

Each year, the Fund will allocate exempt interest dividends, ordinary income dividends, and capital gain distributions, between its common shares and Preferred Stock, including MTP Shares, in proportion to the total dividends paid to each class during or with respect to such year. See “Tax Matters—Federal Income Tax Treatment of Holders of MTP Shares.” The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for MTP Shares of the amount of a Taxable Allocation that will be made in respect of such MTP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of MTP Shares for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments (as defined below) to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on MTP Shares for a Dividend Period, the Fund will, in addition to and in conjunction with the payment of such dividends payable, make a supplemental distribution in respect of each MTP Share for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MTP Share for such Dividend Period. In general, the Fund intends to provide Notices of Taxable Allocations as contemplated by this paragraph.

If the Fund does not provide a Notice of Taxable Allocation as provided above with respect to a Taxable Allocation that is made in respect of MTP Shares, the Fund may make one or more supplemental distributions on such MTP Shares equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of such shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of such MTP Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof or made one or more supplemental distributions as described above, the Fund will direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each holder of such shares at such holder’s address as the same appears or last appeared on the record books of the Fund.

The Fund will not be required to pay Additional Amount Payments with respect to any MTP Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

The term “Taxable Allocation” as used above means, with respect to MTP Shares, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such shares. The term “Additional Amount Payment” means a payment to a holder of MTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Additional Amount Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such holder. Such Additional Amount Payment will be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of MTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each holder of MTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and distributions will be declared or paid on MTP Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock (including shares of other series of MuniFund Term Preferred Shares) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on MTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of MTP Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Statement.

For so long as any MuniFund Term Preferred Shares are outstanding, the Fund will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common stock of the Fund) in respect of the common stock of the Fund, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of the liquidation of the Fund in respect of such common stock, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act, (B) all cumulative dividends and distributions of shares of all series of MuniFund Term Preferred Shares of the Fund and all other series of Preferred Stock ranking on a parity with the MTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding MuniFund Term Preferred Shares of any series to be redeemed pursuant to a Term Redemption or Asset Coverage or Effective Leverage Mandatory Redemption resulting from the failure to comply with the Asset Coverage or Effective Leverage Ratio as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of Preferred Stock ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding MTP Shares pursuant to the an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

As a fundamental policy, the Fund may not issue debt securities that rank senior to MTP Shares other than for temporary or emergency purposes. See the SAI, “Investment Restrictions.” Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). Notwithstanding the 1940 Act’s requirements, MTP Shares have a higher Asset Coverage (as defined for purposes of the MTP Shares) of at least 225% instead of 200%.

“Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If the Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, the MTP Shares may become subject to mandatory redemption as provided below. Asset Coverage means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For purposes of this determination, no MTP Shares or other Preferred Stock shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either (A) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Preferred Stock and the requisite notice of redemption for such Preferred Stock (or the portion thereof to be redeemed) shall have been given or (B) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Fund and its custodian from the assets of the Fund in the same manner as described under “—Term Redemption Liquidity Account and Liquidity Requirement” below with respect to the Liquidity Requirement applicable to the MTP Shares. In such event, the Deposit Securities or other sufficient funds so deposited or segregated shall not be included as assets of the Fund for purposes of the computation of Asset Coverage.

Effective Leverage Ratio

If the Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided below. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MTP Shares, for which the Fund has delivered Deposit Securities or sufficient funds to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by the sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities); and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

Redemption

Term Redemption.    The Fund is required to provide for the mandatory redemption (the “Term Redemption”) of all of the Series 2015 MTP Shares on April 1, 2015 (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”).

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio.

Asset Coverage.    If the Fund fails to have Asset Coverage of at least 225% as provided in the Statement and such failure is not cured as of the close of business on the Asset Coverage Cure Date, the Fund will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the MTP Shares is equal to the Liquidation Preference per Share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board of Trustees (the “Mandatory Redemption Price”). The Fund will redeem out of funds legally available the number of shares of Preferred Stock (which may include at the sole option of the Fund any number or proportion of MTP Shares) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with the Declaration of Trust of the Fund and applicable law. Notwithstanding the foregoing sentence, in the event that shares of Preferred Stock are redeemed pursuant to the Statement, the Fund may at its sole option, but is not required to, redeem a sufficient number of MTP Shares that, when aggregated with other shares of Preferred Stock redeemed by the Fund, permits the Fund to have with respect to the shares of Preferred Stock (including MTP Shares) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date of as much as 285%. The Fund will effect a redemption on the date fixed by the Fund, which date will not be later than 30 calendar days after the Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MTP Shares and other shares of Preferred Stock which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to 30 calendar days after the Asset Coverage Cure Date, the Fund will redeem those MTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable.

Effective Leverage Ratio.    If the Fund fails to comply with the Effective Leverage Ratio (as defined above) requirement as of the close of business on any Business Day on which such compliance is determined and such failure is not cured as of the close of business on the Effective Leverage Ratio Cure Date, the Fund will within 30 days following the Effective Leverage Ratio Cure Date cause the Fund to have an Effective Leverage Ratio of 50% or less by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) redeeming in accordance with the Fund’s Declaration of Trust a sufficient number of shares of Preferred Stock, which at the Fund’s sole option may include any number or proportion of MuniFund Term Preferred Shares, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B). Any MTP Shares so redeemed will be redeemed at a price per share equal to the Mandatory Redemption Price.

On the Redemption Date for a redemption contemplated by clause (B) in the paragraph above, the Fund will not redeem more than the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Fund’s Declaration of Trust and applicable law. If the Fund is unable to redeem the required number of MTP Shares and other shares of Preferred Stock which have been designated to be redeemed in accordance with clause (B) in the paragraph above due to the unavailability of legally available funds, the Fund will redeem those MTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Effective Leverage Ratio mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (A) pro rata among MTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable.

Optional Redemption.    On any Business Day following the expiration of the Non-Call Period for MTP Shares or on any Business Day during a Rating Downgrade Period for MTP Shares, including a Business Day during the Non-Call Period for such MTP Shares (any such Business Day, an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part outstanding MTP Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium per share (as calculated below) (the “Optional Redemption Price”). The “Optional Redemption Premium” with respect to each MTP Share will be an amount equal to:

•	if the Optional Redemption Date does not occur during a Rating Downgrade Period but occurs on or after April 1, 2011 and prior to October 1, 2011, 1.00% of the Liquidation Preference;

•	if the Optional Redemption Date does not occur during a Rating Downgrade Period but occurs on or after October 1, 2011 and prior to April 1, 2012, 0.5% of the Liquidation Preference; or

•	if the Optional Redemption Date either occurs during a Rating Downgrade Period or occurs on or after April 1, 2012, 0.00% of the Liquidation Preference.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the optional redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable. Subject to the provisions of the Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MTP Shares will be redeemed from time to time.

The Fund may not on any date deliver a notice of redemption to redeem any MTP Shares pursuant to the optional redemption provisions described above unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of MTP Shares by reason of the redemption of such MTP Shares on such Optional Redemption Date.

Redemption Procedures.    The Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the Securities and Exchange Commission or its staff.

If the Fund shall determine or be required to redeem, in whole or in part, MTP Shares, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such MTP Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail or by electronic means.

A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the number of MTP Shares to be redeemed; (iii) the CUSIP number(s) of such MTP Shares; (iv) the applicable Redemption Price of MTP Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such MTP Shares (properly endorsed or assigned for transfer, if the Board of Trustees of the Fund will so require and the Notice of Redemption states) are to be surrendered for payment of the redemption price; (vi) that dividends on MTP Shares to be redeemed will cease to accumulate from and after the redemption date; and (vii) the provisions of the Statement under which such redemption is made. If fewer than all MTP Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of MTP Shares to be redeemed from such holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to a Statement that such redemption is subject to one or more conditions precedent and that the Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the MTP Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of MTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by the Fund for purposes of redemption of MTP Shares, all rights of the holders of MTP Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such MTP Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends thereon in accordance with the terms of the MTP Shares up to (but excluding) the applicable Redemption Date). The Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of MTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Fund, after which the holders of MTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price. The Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of MTP Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such MTP Shares to the Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all MTP Shares represented by such certificate(s), a new certificate representing MTP Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, the Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and shares of other series of Preferred Stock ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, provided that the Fund will not be prevented from the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Fund in accordance with the Declaration of Trust of the Fund and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MuniFund Term Preferred Shares, dividends may be declared and paid on such MuniFund Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

The Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the MTP Shares, provided that such modification does not materially and adversely affect the holders of MTP Shares or cause the Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to October 1, 2014 ( the “Liquidity Account Initial Date”), the Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by S&P, A- by Fitch or an equivalent rating by any other NRSRO (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MTP Shares. The “Term Redemption Amount” for MTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of MTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause the custodian and NAM to take all such necessary actions, including segregating assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to the MTP Shares, NAM, on behalf of the Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the MTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the MTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of described below:

Number of Months Preceding	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the MTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MTP Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of MuniFund Term Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference of $10 per share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all MuniFund Term Preferred Shares, and any other outstanding shares of Preferred Stock, shall be insufficient to permit the payment in full to such holders of MuniFund Term Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets shall be distributed among the holders of such MuniFund Term Preferred Shares and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding MuniFund Term Preferred Share plus accumulated and unpaid dividends and distributions has been paid in full to the holders of MuniFund Term Preferred Shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by the Fund will be made by the Fund in respect of, the common stock of the Fund.

Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Statement.

Voting Rights

Except as otherwise provided in the Fund’s Declaration of Trust, the Statement, or as otherwise required by applicable law, each holder of MTP Shares will be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Fund and the holders of outstanding shares of Preferred Stock, including the MTP Shares, will vote together with holders of shares of common stock of the Fund as a single class. Under applicable rules of the NYSE Amex, the Fund is currently required to hold annual meetings of shareholders.

In addition, the holders of outstanding shares of Preferred Stock, including the MTP Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock of the Fund, to elect two trustees of the Fund at all times. The holders of outstanding shares of common stock and Preferred Stock, including MTP Shares, voting together as a single class, will elect the balance of the trustees of the Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding share of Preferred Stock, including any outstanding MuniFund Term Preferred Shares, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the MTP Shares, equal to at least two full year’s dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the trustees of the Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of Trustees of the Fund will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of shares of Preferred Stock, including the MTP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the MTP Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including MTP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any Preferred Stock, including MTP Shares, issued after the date hereof will vote with MTP Shares as a single class on the matters described above, and the issuance of any other Preferred Stock, including MTP Shares, by the Fund may reduce the voting power of the holders of MTP Shares.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional trustees as described above, the Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Statement, so long as any MuniFund Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of MuniFund Term Preferred Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the MuniFund Term Preferred Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Fund as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of MuniFund Term Preferred Shares, and (ii) a division of a MuniFund Term Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of such Series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share (other than as a result of a division of a MuniFund Term Preferred Share). So long as any MuniFund Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of MuniFund Term Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Except as otherwise permitted by the terms of the Statement, so long as any MTP Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the MTP Shares outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the Statement relating to the MTP Shares, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix of the MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Fund as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of the MTP Shares, and (ii) a division of an MTP Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the MTP Shares; and provided, further, that no amendment, alteration or repeal of the obligations of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for the MTP Shares or (y) accumulate dividends at the Dividend Rate for the MTP Shares will be effected without, in each case, the prior unanimous vote or consent of the holders of the MTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MTP Share or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share.

Unless a higher percentage is provided for in the Declaration of Trust of the Fund, (i) the affirmative vote of the holders of at least a “majority of the shares of Preferred Stock,” including the MuniFund Term Preferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company, (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock or (iii) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of MTP Shares to vote on any matter, whether such right is created by the Statement, by the provisions of the Declaration of Trust, by statute or otherwise, no holder of MTP Shares will be entitled to vote any MTP Shares and no MTP Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MTP Shares will have been given in accordance with the Statement, and the Redemption Price for the redemption of such MTP Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No MTP Shares held by the Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective Rating Agency, may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees of the Fund and any holder of shares of Preferred Stock, including any MTP Shares, or any other shareholder of the Fund.

Unless otherwise required by law or the Declaration of Trust, holders of MTP Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Statement. The holders of MTP Shares will have no rights to cumulative voting. In the event that the Fund fails to declare or pay any dividends on MTP Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Fund to accumulate and, if permitted by applicable law and the Statement, pay dividends at the Default Rate as discussed above.

Rating Agencies

The Fund will use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to MTP Shares for so long as such MTP Shares are outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Stock generally). “Rating Agency” means any of Moody’s, S&P or Fitch, as designated by the Board of Trustees from time to time to be a Rating Agency for purposes of the Statement. The Board of Trustees has initially designated Moody’s, S&P and Fitch to be Rating Agencies. The Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to MTP Shares for so long as such MTP Shares are outstanding. The Board of Trustees may elect to terminate the designation of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes of the Statement (provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Trustees with any other Rating Agency not so designated at such time, if such replacement Rating Agency has at the time of such replacement (i) issued a rating for the MTP Shares and (ii) entered into an agreement with the Fund to continue to issue such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

Issuance of Additional Preferred Stock

So long as any MTP Shares are outstanding, the Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MuniFund

Term Preferred Shares as to payment of dividends and distributions of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then outstanding MTP Shares, including additional series of MuniFund Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional MTP Shares, in each case in accordance with applicable law, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage of at least 225%.

Actions on Other than Business Days

Unless otherwise provided herein or in the Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board of Trustees, without the vote of the holders of MTP Shares, may interpret, supplement or amend the provisions of the Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock of the Fund.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are:

•	to provide current income exempt from regular federal and Massachusetts income tax; and

•

to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax.

Under normal market conditions, the Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts income taxes. Under normal market conditions and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal securities. The Fund invests at least 80% of its net assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality means that such securities are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch), or securities that are unrated but judged to be of comparable quality by NAM, at the time of purchase. The Fund may invest up to 20% of its net assets in municipal securities that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by NAM. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix B to the SAI. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally will be obtained from insurers with a claims-paying ability rated BBB or better by an NRSRO at the time of purchase. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

Underrated municipal securities are those municipal securities whose ratings do not, in NAM’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in NAM’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). NAM may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that NAM considers undervalued. NAM believes that the prices of these municipal securities should ultimately reflect their true value.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes. For more information, see the SAI.

The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

See Appendix A to this prospectus for a general description of the economic and credit characteristics of municipal issuers in Massachusetts.

Pending Changes to Certain Investment Policies Contingent Upon Shareholder Approval

The Fund is seeking shareholder approval to adopt updated investment policies. In particular, the Fund is seeking to eliminate its existing fundamental policies relating to investments in municipal securities and below investment grade securities as set forth in this prospectus and Statement of Additional Information. Contingent upon receipt of shareholder approval, the Fund would adopt a new fundamental policy that would permit the

Fund to invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal and Massachusetts income taxes. In addition, the Fund’s Board has adopted new non-fundamental policies with respect to investing in investment grade securities which would be implemented upon the elimination of the Fund’s current fundamental policies as noted above. The new non-fundamental policies relating to investing in investment grade securities are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by NAM.

(ii) The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM.

(iii) No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM.

A complete description of the proposed changes is included in the Fund’s proxy statement dated October 26, 2009 on file with the Securities and Exchange Commission and available at www.sec.gov. There can be no guarantee that the Fund will receive the necessary shareholder approval on some or all of the outstanding proposals.

Certain Trading Strategies of the Fund

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The commitment to purchase securities on a when-issued or delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Portfolio Turnover.    The Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal security and buy another of comparable quality at about the same time to take advantage of what NAM believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. For the fiscal year ended May 31, 2009, the Fund’s portfolio turnover rate was 1%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

PORTFOLIO COMPOSITION

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Massachusetts income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The municipal securities in which the Fund will invest are generally issued by the Commonwealth of Massachusetts, a municipality of Massachusetts, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal and Massachusetts income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Massachusetts income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    The Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying bonds deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” in the Statement of Additional Information.

The Fund invests in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter-term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Fund common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security investments. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to those risks. See “Risks—General Risks of Investing in the Fund—Other Investment Companies Risk.”

Derivatives

The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. See the SAI for additional information.

Portfolio Investments

As used in this prospectus, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities. If the long-term municipal security market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable of floating rate of interest. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to the SAI for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund intends to allocate taxable income on temporary investments, if any, proportionately between common shares and Preferred Stock, including MTP Shares, based on the percentage of total dividends distributed to each class for that year.

RISKS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MTP Shares. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund.

Risks of Investing in MTP Shares

Interest Rate Risk—MTP Shares.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to its term redemption. See “Description of MTP Shares—Dividends and Dividend Periods” and “—Secondary Market and Delayed Listing Risk.”

Secondary Market and Delayed Listing Risk.    Because the Fund has no prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of MTP Shares, including the effective costs of trading MTP Shares. During a period of up to 30 days from the date of this prospectus, the MTP Shares will not be listed on any securities exchange. During this period, the underwriters do not intend to make a market in MTP Shares. Consequently, an investment in MTP Shares during this period will likely be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for MTP Shares will develop during this period. If a secondary market does develop during this period, holders of MTP Shares may be able to sell such shares only at substantial discounts from liquidation preference. Application has been made to list the MTP Shares on the NYSE Amex so that trading on such exchange will begin within 30 days from the date of this prospectus, subject to notice of issuance. If the Fund is unable to list MTP Shares on a national securities exchange, holders of MTP Shares may be unable to sell such shares at all, or if they are able to, only at substantial discounts from liquidation preference. Even after the MTP Shares are listed on the NYSE Amex as anticipated, there is a risk that the market for MTP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.

Ratings Risk.    The Fund expects that, at issuance, the MTP Shares will be rated Aaa, AAA and AAA by Moody’s, S&P and Fitch, respectively, and that such ratings will be a requirement of issuance of such shares by the underwriters pursuant to an underwriting agreement. There can be no assurance that such ratings will be maintained at the level originally assigned through the term of MTP Shares. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a Rating Agency (including Moody’s, S&P and Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade MTP Shares, which may make MTP Shares less liquid in the secondary market and reduce market prices, though with higher resulting dividend rates than the Fixed Dividend Rate. If a Rating Agency downgrades MTP Shares of the Fund, the Fund is required to pay a higher dividend rate on those shares.

Early Redemption Risk.    The Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. The Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate on MTP Shares. For further information, see “Description of MTP Shares—Redemption” and “Description of MTP Shares—Asset Coverage.”

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or Massachusetts income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or Massachusetts income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund intends to treat MTP Shares as stock in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to MTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) could assert a contrary position—meaning that the IRS could classify MTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of MTP Shares, and dividends paid on MTP Shares (including dividends already paid) could become taxable. See “Tax Matters.” See also the form of opinion of counsel included as Appendix C to the SAI.

Income Shortfall Risk.    The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the Fixed Dividend Rate, the Fund’s ability to pay dividends on MTP Shares could be jeopardized.

Subordination Risk.    While holders of MTP Shares will have equal liquidation and distribution rights to any other Preferred Stock that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Fund. Therefore, dividends, distributions and other payments to holders of MTP Shares in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of Preferred Stock holders, including holders of MTP Shares. Currently, the Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. See the SAI, “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, the rights of lenders and counterparties in those transactions will also be senior to those of holders of MTP Shares.

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his or her MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in MTP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of MTP Shares and dividends on MTP Shares declines.

Reinvestment Risk—MTP Shares.    Given the five-year term and potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on MTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its net assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by NAM. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on NAM’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. As noted above the secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principle or interest on such mortgage revenue bonds.

Interest Rate Risk—The Fund.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Concentration Risk.    As described above, the Fund will invest its net assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts income taxes. The Fund is therefore more susceptible to political, economic or regulatory factors affecting issuers of such securities. Briefly summarized below are important financial concerns relating to the Fund’s investments in Massachusetts municipal bonds. The information set forth below and the related information in Appendix A to this prospectus is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth.

It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in the most recent publications issued by the Commonwealth. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this prospectus. The dramatic national economic slowdown adversely impacted growth in the Commonwealth during the 2008 and 2009 fiscal years.

The Commonwealth ended the year with a nearly $1.4 billion structural deficit, defined as an excess of spending and other uses over revenues and other sources, largely due to a drop in tax revenues. The liabilities of the Commonwealth exceeded its assets (the “net deficit”) at the end of fiscal year 2009 by over $8.2 billion, which was a drop of more than $3.5 billion during the fiscal year. Revenues increased by 2.5% from fiscal year 2008. Tax revenues declined by 12.6%, but charges for services increased by 3.8%. Expenses increased by 12.2%, reflecting the need for increased programs and services such as Medicaid and unemployment compensation. Overall, the Commonwealth’s financial operations resulted in net asset decreases by over $3.5 billion in fiscal year 2009 before accounting changes. Net assets of governmental activities decreased by about $2.8 billion. The decrease in net assets is primarily attributable to three issues; the economic recession resulting in a need for more services totaling about $1.8 billion, a large drop in pension net assets of about $667 million, adding to net pension obligations and approximately $993 million related to under-funding of retiree health care.

For fiscal year 2009, the Commonwealth collected nearly $18.5 billion in tax revenue, including $10.5 billion from income taxation, $3.9 billion from sales, $1.9 billion from corporations, $654 million from motor fuels and over $1.6 billion from other forms of taxation. Grants to the Commonwealth increased largely due to the federal American Recovery and Reinvestment Act (“ARRA”).

Preliminary tax revenue collections for the first three months of fiscal 2010, ended September 30, 2009, totaled $4.313 billion, a decrease of $477 million, or 10%, compared to the same period in fiscal 2009.

The Constitution of Massachusetts limits the ability of the Commonwealth to create debt and requires a balanced budget. The Governor approved the fiscal 2010 budget totaling $27.411 billion on June 19, 2009 but vetoed appropriations totaling approximately $147 million. To support anticipated operations for fiscal year 2010, the Commonwealth transferred funds from its Stabilization Fund to its General Fund. The balance of the Stabilization Fund is approximately $841.3 million. The Commonwealth will continue to receive funds from ARRA in fiscal years 2010 and 2011. The Commonwealth expects to benefit as a result of an increase in the sales and use tax from 5% to 6.25%, effective August 1, 2009.

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 2½, local governments have become increasingly reliant on distribution of revenues from the Commonwealth to support local programs and services, although the amount of aid received varies significantly among municipalities. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds is earmarked for public education and distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. There are also several specific local aid programs, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents.

The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of June 30, 2009, the amount of the Commonwealth’s governmental outstanding debt was approximately $23.1 billion (excluding unamortized discounts and premiums) exclusive of capital leases. General obligation bonds outstanding, which include college opportunity bonds and debt assumed from former counties, were approximately $17.2 billion, of which $13.4 billion, or approximately 79 percent, is fixed-rate debt and $3.6 billion, or 21 percent, is variable rate debt. As of June 30, 2009, $1.1 billion of federal grant anticipation notes remained outstanding. All of these notes are fixed-rate obligations. During fiscal year 2009, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified. See Appendix A to this prospectus for a further discussion of factors affecting municipal securities in Massachusetts.

Inverse Floating Rate Securities Risk.    The Fund may invest up to 15% of its net assets in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.” In

general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for the Fund to the extent that it relies on inverse floating rate securities to achieve a significant portion of its desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and NAM will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution. See “Tax Matters.”

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Insurance Risk.    The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. As of December 1, 2009, there are no longer any bond insurers rated AAA by all of Moody’s, S&P and Fitch and at least one rating agency has placed each insurer on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn.” Moody’s, S&P and Fitch have also withdrawn all ratings for one bond insurer. These events may presage one or more rating reductions for any other insurer in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk—the Fund.    With respect to the Fund, reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Reliance on Investment Adviser.    The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. For additional information on NAM and Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.”

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

HOW THE FUND MANAGES RISK

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and Preferred Stock, including MTP Shares, voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Stock voting as a separate class.

The Fund may not:

•

Invest more than 25% of its total assets in securities of issuers in any one industry, other than municipal securities issued by states and local governments and their instrumentalities or agencies (not including those backed only by the assets and revenues of non-governmental users), and municipal securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies; and

•	Invest more than 5% of its total assets in securities of any one issuer (not including securities of the U.S. Government and its agencies, or the investment of 25% of the Fund’s total assets).

See the SAI for additional fundamental and non-fundamental policies of the Fund.

In addition, Moody’s, S&P and Fitch, in connection with establishing and maintaining ratings on the Fund’s MTP Shares, restrict the Fund’s ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. The Fund does not expect that these restrictions will adversely affect its ability to achieve its investment objectives. These restrictions are not fundamental policies and the Fund may change them without shareholder approval.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Portfolio Managers

NAM will be responsible for the Fund’s overall investment strategy and its implementation. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $141 billion of assets under management as of September 30, 2009, of which approximately $68.8 billion was in municipal securities. Regarding this approximately $68.8 billion of tax-exempt municipal securities, approximately $35.5 billion, $16.1 billion, $15.3 billion and $1.9 billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf.

Cathryn P. Steeves, PhD, serves as the portfolio manager of the Fund. She serves as a portfolio manager for several Nuveen East Coast state-specific open-end municipal bond funds, as well as various Midwest and Southeast municipal bond funds. In addition, she manages several of Nuveen’s closed-end funds. She joined NAM in 1996 as an analyst covering health care and long-term care, became co-leader of the health care research team in 2000 and assumed certain portfolio management responsibilities in 2004. She manages 45 state-specific Nuveen-sponsored municipal bond funds, with a total of approximately $7.8 billion under management.

Additional information about the portfolio manager’s compensation, other accounts managed by him or her and other information is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.

Nuveen Investments

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted polices and procedures intended to address these potential conflicts. Certain underwriters or their affiliates, including Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, also own an interest in Nuveen Investments.

Additional Information Related to the Investment Adviser and Nuveen Investments

The Fund is dependent upon services and resources provided by its adviser NAM and therefore the investment adviser’s parent Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of September 30, 2009, Nuveen Investments had outstanding approximately $4.0 billion in aggregate principal amount of indebtedness, with approximately $531.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items and to service debt may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule:

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets of $2 billion and over	0.3750%

For the first ten years of the Fund’s operations, NAM has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,		Year Ending January 31,
2001*	.30%	2007	.25%
2002	.30%	2008	.20%
2003	.30%	2009	.15%
2004	.30%	2010	.10%
2005	.30%	2011	.05%
2006	.30%

*	From the commencement of operations.

NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2011.

Complex Level Fee.    The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicted in the following table:

Complex-Level Asset Breakpoint Level(1)	Effective Rate At Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	Breakpoints apply up to the dollar amounts listed above. The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes) and the portion of assets in special purpose trusts of which the fund owns inverse floater certificates that has been effectively financed by the special purpose trust’s issuance of floating rate certificates) of the Nuveen Funds. The complex-level fee was based on approximately $65.8 billion as of September 30, 2009.

In addition to NAM’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered accounting firm, expenses of repurchasing shares, expenses of issuing any MTP Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

The basis for the Board of Trustees’ continuation of the Fund’s investment management agreement will be provided in Annual or Semi-Annual Reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board of Trustees has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board of Trustees in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board of Trustees of the Fund.

DESCRIPTION OF BORROWINGS

The Fund’s Declaration of Trust authorizes the Fund, without prior approval of holders of common stock or Preferred Stock, including MTP Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. Any borrowings will rank senior to the Fund’s shares of Preferred Stock, including the MTP Shares. The Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares, except for emergency or temporary purposes.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an Asset Coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for Preferred Stock, including MTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Preferred Stock (including MTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Preferred Stock in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the trustees may determine or rights to cumulative voting. At any time when Preferred Stock is outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Stock have been paid, and unless Asset Coverage with respect to Preferred Stock would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The common shares are listed on the NYSE Amex. The Fund intends to hold annual meetings of shareholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

MuniPreferred Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares. The Fund currently has outstanding MuniPreferred shares. Each share of Preferred Stock ranks on parity with respect to the payment of dividends and the distribution of assets upon liquidation. Under the 1940 Act, the MTP Shares are considered to be a separate series of the Fund’s existing class of Preferred Stock, and are not considered to be a separate class of securities.

The Fund’s outstanding MuniPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. MuniPreferred shares are, when issued, (i) fully paid and non-assessable, (ii) not convertible into common shares or other capital stock of the Fund, (iii) have no preemptive rights and (iv) not subject to any sinking fund. MuniPreferred shares are subject to optional and mandatory redemption in certain circumstances. MuniPreferred shares are auction rate securities, meaning that auctions in the securities were held on a periodic basis and interest on the shares was paid at the end of each auction period based on a Dutch auction process. In February 2008, the auction market failed and has not since recovered. The failure of the auction rate market has rendered the MuniPreferred shares virtually illiquid.

Prior to the general failure of the auction markets, MuniPreferred shares paid dividends based on a rate set at the auctions, which were normally held weekly. In most instances, dividends were also paid weekly on the day following the end of the rate period. The rate set at the auctions did not exceed a “maximum rate.” In instances where auctions have failed, the dividend rates for the MuniPreferred shares reset weekly at a “maximum rate”, which is determined by a formula, and is based on the greater of 110% of short-term municipal bond rates or “AA” taxable commercial paper.

A detailed description of the Fund’s MuniPreferred shares, including a description of the “maximum rate” formula, is included in the Fund’s Amendment and Restatement of Statement Establishing and Fixing the Rights and Preferences of MuniPreferred Shares that is on file with the Securities and Exchange Commission.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-Laws require the Board of Trustees elected by the holders of common and Preferred Stock, voting as a single class, be divided into three classes, with the term of one class expiring at each annual meeting of shareholders. See the Statement of Additional Information under “Management of the Fund.” This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board of Trustees. Holders of Preferred Stock, voting as a separate class, will be entitled to elect two of the Fund’s trustees, serving for a one year term. In addition, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Stock, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any other corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination or liquidation of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and Preferred Stock outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Stock, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Preferred Stock outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Preferred Stock outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Stock, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Stock are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Preemptive Rights.    The Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration of Trust and By-Laws on file with the Securities and Exchange Commission for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem shares in the Fund held by such shareholders. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value or submitting the conversion of the Fund to an open-end investment company to a vote of shareholders. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount. The Fund will be unable to repurchase its common shares if it does not meet certain asset coverage requirements relating to outstanding Preferred Stock.

If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Stock including MTP Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares and MTP Shares would no longer be listed on the NYSE Amex or elsewhere. If approved by the applicable vote of the Fund’s Board of Trustees, the conversion to an open-end fund would require the vote of the majority of the outstanding common shares and Preferred Stock voting together and the Preferred Stock voting as a separate class. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board of Trustees of the Fund may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The discussion below, and the discussion in the SAI under the caption “Tax Matters,” is based on the opinion of K&L Gates LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of MTP Shares. Tax Counsel’s opinions are based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of MTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, Tax Counsel will deliver its opinion concluding that for federal income tax purposes MTP Shares will qualify as stock in the Fund and distributions made with respect to the MTP Shares will qualify as exempt-interest dividends to the extent designated by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in MTP Shares. The discussion generally applies only to holders of MTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MTP Shares. This summary deals only with U.S. holders that hold MTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds MTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold MTP Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax.

The Fund primarily invests in municipal securities issued by States, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to the holders of common shares and MTP Shares will qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative tax rules apply to individuals and to corporations. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

In addition to exempt-interest dividends, the Fund also may distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common and MTP Shares. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution. See “Description of MTP Shares—Dividends and Dividend Periods” in this prospectus.

The SAI contains a more detailed summary of the federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders. Any change may be retroactive for Fund transactions.

Federal Income Tax Treatment of Holders of MTP Shares

Under present law, Tax Counsel is of the opinion that MTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question Tax Counsel’s opinion and the Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of MTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of MTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of the taxable distribution.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to common shares and Preferred Stock, including MTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

Massachusetts Tax Matters

The following is based upon the advice of K&L Gates LLP, special counsel to the Fund.

The Fund’s regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal securities or on certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the Fund distributes any taxable income, or if you sell or exchange Fund shares and realize a capital gain on the transaction.

The treatment of shareholders subject to the Massachusetts corporation business tax differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

Shareholders are advised to consult with their own tax advisors concerning Massachusetts state and local tax matters. Please refer to the Statement of Additional Information for more detailed information.

Other State and Local Tax Matters

While exempt-interest dividends are exempt from regular federal and Massachusetts income taxes, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax adviser about state and local tax matters.

Sale of Shares

The sale of MTP Shares by holders will generally be a taxable transaction for federal income tax purposes. A holder of MTP Shares who sells such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder’s adjusted tax basis in the shares sold. A portion of any such gain will generally be characterized as dividend income to the extent it is attributable to declared but unpaid dividends. If such MTP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all MTP Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax rules of constructive ownership as owning) any common shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment.

Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares.

Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 28%. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MTP Shares.

UNDERWRITERS

Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of MTP Shares indicated below:

Name	Number of MTP Shares
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Citigroup Global Markets Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Nuveen Investments, LLC

Total

The underwriters are offering the MTP Shares subject to their acceptance of the MTP Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the MTP Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the MTP Shares offered by this prospectus if any such MTP Shares are taken.

The underwriters initially propose to offer part of the MTP Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $                 per MTP Share under the public offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $                 per MTP Share to other underwriters or to certain dealers. After the initial offering of the MTP Shares, the offering price and other selling terms may from time to time be varied by the representatives. The underwriting discounts and commissions of $0.15 per MTP Share are equal to 1.5% of the public offering price. Investors must pay for any MTP Shares purchased on or before                          , 2010.

The Fund has granted the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of              additional MTP Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the MTP Shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional MTP Shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of MTP Shares listed in the preceding table. If the underwriters’ option is exercised in full, the total price to the public would be $            , the total underwriting discounts and commissions would be $             and total proceeds to the Fund would be $            .

The following table shows the underwriting discounts and commissions the Fund will pay in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their overallotment option. However, the underwriters are not required to take or pay for the MTP Shares covered by the underwriters over-allotment option described below.

	Per MTP Share	Without Option	With Option
Underwriting discounts and commissions	$0.15	$	$

Application has been made to list the MTP Shares, subject to official notice of issuance, on the NYSE Amex under the symbol “NMB Pr C.” Prior to this offering, there has been no public market for MTP Shares. It is anticipated that trading on the NYSE Amex will begin within 30 days from the date of this prospectus. During such period, the underwriters do not intend to make a market in MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE Amex, an investment in MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the NYSE Amex, holders of MTP Shares may be able to sell such shares only at substantial discounts from liquidation preference.

The Fund and NAM have each agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the underwriters, the Fund will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any senior securities (as defined in the 1940 Act) or any securities convertible into or exercisable or exchangeable for senior securities; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the MTP Shares,

whether any such transaction described above is to be settled by delivery of MTP Shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any MTP Shares or any securities convertible into or exercisable or exchangeable for MTP Shares.

In order to facilitate the offering of the MTP Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the MTP Shares. Specifically, the underwriters may over-allot in connection with the offering, creating a short position in the MTP Shares for their own account. In addition, to cover over-allotments or to stabilize the price of the MTP Shares, the underwriters may bid for, and purchase, MTP Shares in the open market. Finally, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the MTP Shares in the offering, if the syndicate repurchases previously distributed MTP Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the MTP Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund anticipates that the representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters. From time to time, Morgan Stanley & Co. Incorporated has provided, and continues to provide, investment banking services to the Fund, NAM and its affiliates for which it has received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Fund, NAM and its affiliates in the ordinary course of business. As a result of the acquisition of Nuveen Investments by Madison Dearborn Partners, LLC, Banc of America Securities LLC is a remote affiliate of NAM (and the Fund), and certain underwriters or their affiliates, including Citigroup Global Markets Inc. and Wells Fargo Securities LLC, also have an ownership interest in Nuveen Investments. See “Management of the Fund—Nuveen Investments.”

Certain underwriters and their affiliates, including Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, currently own or are obligated to repurchase in the future outstanding MuniPreferred shares. In addition, customers of certain underwriters and their affiliates currently own outstanding MuniPreferred shares. In connection with an inquiry by FINRA into the activities of Nuveen Investments, LLC, a registered broker-dealer affiliate of NAM that is involved in the offering of the Fund’s MTP

Shares, in marketing and distributing MuniPreferred shares and FundPreferred shares (the latter being preferred shares issued by certain Nuveen non-municipal closed-end funds), FINRA staff members have notified Nuveen Investments, LLC that they have made a preliminary determination to recommend that disciplinary action be brought against Nuveen Investments, LLC. The potential charges recommended by the FINRA staff in such action would allege that certain MuniPreferred share and FundPreferred share marketing materials provided by Nuveen Investments, LLC were false and misleading from 2006 to 2008, and also would allege failures by Nuveen Investments, LLC relating to its supervisory system with respect to the marketing of MuniPreferred and FundPreferred shares. The FINRA staff has provided Nuveen Investments, LLC an opportunity to make a written submission to FINRA to aid its consideration of whether to revise and/or go forward with the staff’s preliminary determination to recommend disciplinary action. Nuveen Investments, LLC has made such a submission responding to the potential allegations and asserting its defenses. Nuveen Investments, LLC anticipates continuing to discuss these matters with the FINRA staff. Upon the successful completion of this offering, these outstanding MuniPreferred shares may be redeemed or purchased by the Fund with the net proceeds of the offering as set forth in “Use of Proceeds.” Although such a redemption or purchase would be done in accordance with the 1940 Act in a manner that did not favor these underwriters, affiliates or customers, the underwriters or their affiliates may nonetheless be deemed to obtain a material benefit from the offering of the MTP Shares due to such redemption or purchase including, for certain of the underwriters and their affiliates, potentially substantial financial relief and/or relief related to legal and regulatory matters associated with currently illiquid MuniPreferred shares.

The Fund, NAM and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

LEGAL OPINIONS

Certain legal matters in connection with MTP Shares will be passed upon for the Fund by K&L Gates LLP, Washington, DC, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. K&L Gates LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements of the Fund appearing in the Fund’s Annual Report dated May 31, 2009 and unaudited financial statements of the Fund appearing in the Fund’s Semi-Annual Report, dated November 30, 2009 are incorporated by reference into the Statement of Additional Information. The audited financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Suite 1700, Chicago, Illinois 60606.

MISCELLANEOUS

To the extent that a holder of MTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of MTP Shares, more than 10% of the Fund’s outstanding Preferred Stock), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s Preferred Stock (including MTP Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Securities and Exchange Commission.

This prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and MTP Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Exchange Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Appendix A—Factors Affecting Municipal Securities in Massachusetts

The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth of Massachusetts (referred to herein as the “Commonwealth,” the “state,” or “Massachusetts”). Without intending to be complete, the following briefly summarizes some of the factors affecting the financial situation in the Commonwealth. No independent verification has been made of the following information. The information contained herein reflects the latest figures available. The financial statements of the Commonwealth are available at the web site of the Comptroller of the Commonwealth located at http://www.massgov.com/osc (click on Financial Reports/Audits).

Overview

The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, high technology, financial services and education. The recent economic downturn has resulted in increased unemployment and reduced tax revenue to the Commonwealth.

Massachusetts’ economy outperformed the nation’s economy as a whole in fiscal year 2009. Per capita net income rose by over 4% for the calendar year of 2008. As of October 2009, the Commonwealth’s unemployment rate was less than the national average but still rising. The rate for the Commonwealth rose from 5.2% in July of 2008 to 8.9% in October. Nationwide, the rate has almost continuously risen in the same period from 5.8% in July 2008 to 10.2% in October 2009.

The Commonwealth ended the year with a nearly $1.4 billion structural deficit, defined as an excess of spending and other uses over revenues and other sources, largely due to a drop in tax revenues. The liabilities of the Commonwealth exceeded its assets (the “net deficit”) at the end of fiscal year 2009 by over $8.2 billion, which was a drop of more than $3.5 billion during the fiscal year. Revenues increased by 2.5% from fiscal year 2008. Tax revenues declined by 12.6%, but charges for services increased by 3.8%. Expenses increased by 12.2%, reflecting the need for increased programs and services such as Medicaid and unemployment compensation. Overall, the Commonwealth’s financial operations resulted in net asset decreases by over $3.5 billion in fiscal year 2009 before accounting changes. Net assets of governmental activities decreased by about $2.8 billion. The decrease in net assets is primarily attributable to three issues; the economic recession resulting in a need for more services totaling about $1.8 billion, a large drop in pension net assets of about $667 million, adding to net pension obligations and approximately $993 million related to under-funding of retiree health care.

For fiscal year 2009, the Commonwealth collected nearly $18.5 billion in tax revenue, including $10.5 billion from income taxation, $3.9 billion from sales, $1.9 billion from corporations, $654 million from motor fuels and over $1.6 billion from other forms of taxation. Grants to the Commonwealth increased largely due to the federal American Recovery and Reinvestment Act (“ARRA”). Lottery revenues generally encompass approximately 62% of the Commonwealth’s governmental charges for services. Lottery revenues decreased in fiscal 2009 by approximately $262 million.

The Legislature enacted the fiscal 2010 budget totaling $27.411 billion on June 19, 2009, and the Governor approved it on June 29, 2009, but vetoed appropriations totaling approximately $147 million. To support anticipated operations for fiscal year 2009, four budgetary provisions were passed to draw nearly $1.3 billion from the Commonwealth’s Stabilization Fund. The balance of the Stabilization Fund is approximately $841.3 million as of fiscal year end 2009. The Commonwealth will continue to receive funds from ARRA in fiscal years 2010 and 2011. The Commonwealth expects to benefit as a result of an increase in the sales and use tax from 5% to 6.25%, effective August 1, 2009.

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Commonwealth Revenues

The Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds.

Major components of state tax revenue are the income tax, the sales and use tax, and the corporation tax and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations).

Dedicated portions of the Commonwealth’s sales tax revenues are pledged to provide financial support for the Massachusetts Bay Transportation Authority (“MBTA”) and the Massachusetts School Building Authority (“MSBA”).

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 2 1/2, local governments have become increasingly reliant on distribution of revenues from the Commonwealth to support local programs and services, although the amount of aid received varies significantly among municipalities. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds is earmarked for public education and distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. There are also several specific local aid programs, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents.

The Stabilization Fund is established by state finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. Beginning July 1, 2004, state finance law has provided that (i) 0.5 percent of the net tax revenues from each fiscal year must be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5 percent of current-year net tax revenues must be made available for the next fiscal year before the year-end surplus is calculated and (iii) any remaining amount of the year-end surplus must be transferred to the Stabilization Fund. Prior to fiscal 2004, the allowable Stabilization Fund balance at fiscal year-end could not exceed 10 percent of the total revenues for that year. Since fiscal 2004, the allowable Stabilization Fund balance has been 15 percent of total current-year revenues. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund. The fiscal 2009 budget suspended the statutorily required deposit and transferred the projected fiscal 2009 investment earnings of the Stabilization Fund to the General Fund. The fiscal 2010 budget authorizes the transfer of $199 million from the Stabilization Fund to the General Fund and the transfer of all fiscal 2010 interest earnings. The budget also suspends the statutorily required deposit for fiscal 2010.

Fiscal 2009 Revenues and Estimates for 2010

Tax revenue collections for fiscal 2009 totaled $18.499 billion, a decrease of 12.6 percent, or nearly $2.7 billion, compared to fiscal 2008. The fiscal 2009 tax revenue decrease is attributable in large part to decreases of $2.2 billion in income tax payments, a $244 million decrease in sales and use tax collections and a $650 million drop in other forms of taxes offset by a $417 million increase in corporate taxation.

Contributions from ARRA and other federal grants and participation increased operating and capital grants to $4.1 billion in fiscal 2009, offsetting the drop in other operating revenues. As of June 30, 2009, ARRA funds received by the Commonwealth were more than $1.4 billion, of which $1.3 billion were from either Medicaid or

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State Fiscal Stabilization Fund (SFSF) grants. However, these increases in funding triggered required increases in spending. Medicaid spending rose by nearly $1.1 billion while unemployment compensation also rose by over $1.9 billion.

Preliminary tax revenue collections for the first three months of fiscal 2010, ended September 30, 2009, totaled $4.313 billion, a decrease of $477 million, or 10%, compared to the same period in fiscal 2009.

The Secretary of Administration and Finance on October 15, 2009 revised the fiscal 2010 revenue estimate downward by $600 million, from $18.879 billion to $18.279 billion. The basis for this revenue revision was a decrease in tax collections from income tax withholding, sales tax, and corporate and business excises that have been below forecast.

The tax revenue estimates assumed in the fiscal 2010 budget provide for an allocation of $619.4 million to the MSBA, $767.1 million to the MBTA and approximately $1.377 billion to the state pension fund. The budget also includes an increase in the sales and use tax rates from 5% to 6.25%, which is estimated to produce an additional $759 million in fiscal 2010.

Commonwealth Debt

The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of June 30, 2009, the amount of Commonwealth’s governmental outstanding debt was approximately $23.1 billion (excluding unamortized discounts and premiums) exclusive of capital leases. General obligation bonds outstanding, which include college opportunity bonds and debt assumed from former counties, were approximately $17.2 billion, of which $13.4 billion, or approximately 79 percent, is fixed-rate debt and $3.6 billion, or 21 percent, is variable rate debt. As of June 30, 2009, $1.1 billion of federal grant anticipation notes remained outstanding. All of these notes are fixed-rate obligations. During fiscal year 2009, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds.

Exclusive of MSBA, the Commonwealth issued approximately $2.5 billion in new debt during the fiscal year, and 21% of the Commonwealth’s general obligation debt has been issued as variable rate bonds as of June 30, 2009. Included in this variable rate debt were approximately $402 million in auction rate securities (about 2% of all general obligation debt) as of June 30, 2009. Beginning in February 2008 the auctions for these securities failed. A failed auction means that there are not enough bids from investors to purchase securities being offered for sale by existing holders. In response, the Commonwealth issued general obligation debt with the aim of redeeming auction rate securities. In two instances this general obligation debt also served to refund leases. In late November 2008, the Commonwealth issued approximately $294 million in bonds to retire a capital lease to the Route 3 North Transportation Improvement Association (a discretely presented component unit) that the Association funded by auction rate securities. A few weeks later, the Commonwealth issued approximately $68 million in general obligation debt to retire a conduit lease through MassDevelopment (also a discretely presented component unit) to the City of Chelsea that was used to finance a Commonwealth data center.

Approximately $1.1 billion in bond sales were either for general government purposes or were unallocated as of year end and assumed to be for general purposes including for construction and equipment purchases. The remaining new issues were for highway and other infrastructure construction (approximately $1 billion) or for strictly municipal purposes (approximately $36 million). Included in bond sales are issuances of taxable debt of approximately $72 million to finance activities that could not be financed through tax exempt means.

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The Commonwealth enacted over $15 billion in bond authorizations, more than doubling the amount of authorized but unissued debt from fiscal year 2008. These acts included amounts for affordable housing, transportation funding, life sciences, higher education infrastructure, Commonwealth-wide broadband Internet services, land preservation, parks and clean energy, information technology, bridge restoration and parkways. Additionally, dormant authorizations were de-authorized. The amounts will be reflected in capital spending and bonding in the coming years.

The Commonwealth is also authorized to pledge its credit in aid of, and provide contractual support for, certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Turnpike Authority and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases. These liabilities include obligations for leases supporting certain bonds issued by the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit. Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth, or payment obligations of such entities on hedging transactions related to such debt, that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the MBTA, regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, and the higher education building authorities. Under legislation approved by the Governor on August 11, 2008, the Commonwealth may provide credit support to the Turnpike Authority in connection with the issuance of certain refunding bonds, subject to annual appropriation and without a pledge of the state’s credit. In addition, the Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority. The fiscal 2010 budget includes a provision authorizing a contract between the Secretary of Administration and Finance, acting on behalf of the Commonwealth, with the concurrence of the Secretary of Transportation and Public Works, and the Turnpike Authority providing for the Commonwealth to make payments to the Turnpike Authority or the Massachusetts Department of Transportation (MassDOT), as appropriate, in the amount of $100 million in each fiscal year for the purpose of defraying costs, including debt service on bonds issued by the Turnpike Authority or MassDOT to finance or refinance improvements to the Metropolitan Highway System. The term of the contract extends until fiscal 2039.

The Commonwealth incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. The state currently has liquidity support for a $1 billion tax-exempt commercial paper program for general obligation notes, through five $200 million credit lines due to expire in January, 2010, June, 2010, December, 2010 (two lines) and September, 2011, respectively. The Commonwealth periodically makes several cash flow borrowings for operating purposes. The pattern of the Commonwealth’s cash flow borrowings is largely the result of temporary cash imbalances caused by quarterly local aid payments

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to cities and towns, which total approximately $1 billion on the last day of each calendar quarter. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year.

Health Care Reform

In April 2006, the Commonwealth enacted health care reform legislation designed to expand health insurance coverage to virtually all of its residents. The legislation is based on a framework of shared responsibility for expanding health coverage. It requires individuals 18 years and older who can afford health insurance to maintain coverage. The law reformed state health insurance markets and created the Commonwealth Health Insurance Connector Authority (the “Connector Authority”) to offer individuals a greater choice of affordable private health insurance plans. It also provides low-income adults and children with new opportunities to enroll in affordable, government-subsidized coverage through expanded eligibility for Medicaid and the newly created Commonwealth Care program. Under the health care reform law, businesses with 11 or more full-time employees must either contribute to health insurance coverage for their employees or pay an assessment and must allow their employees to pay their share of the costs of health insurance coverage on a pre-tax basis (known as a Section 125, or “cafeteria plan” option).

The health care reform legislation expanded eligibility for MassHealth, restored certain MassHealth benefits and services that had been cut during prior fiscal crises and created new MassHealth programs. Additionally, the health care reform legislation provided for rate increases for acute care hospitals, physicians and managed care organizations. To reflect the need to maintain support for safety net institutions after the sun-setting of previous mechanisms for making supplemental payments to these health systems, Section 122 of the health care reform legislation requires the Commonwealth to make transitional supplemental payments to certain safety net providers through fiscal 2009.

The health care reform legislation created the Connector Authority to administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300 percent of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of March 1, 2009, over 165,000 residents with incomes up to 300 percent of the federal poverty level were enrolled in Commonwealth Care.

The Division of Health Care Finance and Policy administers the Health Safety Net (formerly the Uncompensated Care Pool), which reimburses acute care hospitals and community health centers in Massachusetts for eligible services provided to low-income uninsured and underinsured residents of the Commonwealth.

Many parts of health care reforms are funded through the Commonwealth Care Trust Fund and the Health Safety Net Trust Fund. Total spending on Commonwealth Care Trust Fund was $403.8 million in fiscal 2007, $974.8 million in fiscal 2008 and $1.146 billion in fiscal 2009. The fiscal 2010 budget currently includes $723 million for Commonwealth Care. Health Safety Net Trust Fund spending totaled $665 million in 2007, $415.6 million in fiscal 2008 and $406 million in fiscal 2009. The fiscal 2010 budget includes $390 million in dedicated resources for the Health Safety Net.

Projected Budget Shortfall

On October 15, 2009, the Secretary of Administration and Finance advised the Governor of a probable deficiency of state tax revenues of approximately $600 million with respect to the appropriations approved to date for fiscal 2010. On October 29, 2009, the Governor filed legislation containing proposed solutions to the projected $600 million tax revenue shortfall, including $277 million in spending reductions across executive branch agencies. As part of the $277 million in executive branch cuts, the Governor has directed agencies to reduce personnel positions to achieve an additional $35 million in savings and is requiring managers within the

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executive branch to take up to nine furlough days through the remainder of fiscal 2010. In addition, the Governor is seeking expanded authority to make $75 million in spending reductions in non-executive branch agencies, including the Legislature, other constitutional officers, the judiciary, sheriffs and district attorneys. The Governor’s plan also assumed the use of a projected fiscal 2009 surplus of $60 million, as well as $62 million in available federal funds under ARRA. The Governor’s plan did not rely on the use of any of the current balance in the Commonwealth’s Stabilization Fund. The legislation also included several proposals that are designed to improve the efficiency of state government and give agencies the ability to better manage their budgets.

The Executive Office for Administration and Finance is currently managing up to $575 million in potential fiscal 2010 spending pressures driven largely by increased utilization in certain caseload-driven accounts, including MassHealth, the emergency assistance shelter program and the Commonwealth’s public defender program. Also included is the potential need for additional snow and ice funding and costs associated with holding a special election to fill the Commonwealth’s vacant U.S. Senate seat (in addition to the funding included in the recently enacted fiscal 2009 supplemental legislation).

Capital Investment Plan

The Executive Office for Administration and Finance develops and manages a multi-year capital investment plan. This plan coordinates capital expenditures by state agencies and authorities that are funded by Commonwealth debt, certain operating revenues, third-party payments and federal grants. The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels. The stated annual bond cap for fiscal 2004 through 2008 was $7.3 billion, plus unexpended amounts carried forward from prior years. It should be noted, however, that Commonwealth debt for the Central Artery/Ted Williams Tunnel (CA/T) project, the Boston and Springfield convention center projects and the Massachusetts School Building Authority’s school building assistance program was issued in excess of the bond cap during the last several fiscal years. On October 7, 2009, the Governor released a five-year capital investment plan for fiscal 2010 through fiscal 2014, totaling nearly $17 billion. With the release of the five-year capital investment plan, the Governor announced that the bond cap will be $1.5 billion for fiscal 2010, plus $150 million in unused bond cap from fiscal 2009 which has been carried forward to support spending in fiscal 2010. The bond cap for fiscal 2011 is projected to be $1.625 billion, and is projected to increase by $125 million in each subsequent fiscal year through fiscal 2014. Reflecting changed economic conditions, the total bond cap projected in the fiscal 2010 through fiscal 2014 five-year plan is $1.1 billion less than the total bond cap projected in the first five-year plan published by the Executive Office for Administration and Finance in July, 2007.

The largest single component of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel Project, a major construction project, substantial completion of which occurred in January 2006. The total cost of the Central Artery/Ted Williams Tunnel Project was most recently estimated to be $14.798 billion. The federal government has capped its contribution to the project, and the Commonwealth projects a funding shortfall of $210 million, payment of which will be shared by the Commonwealth and the Massachusetts Turnpike Authority. A series of events have raised concerns relating to the quality of the CA/T Project. Water infiltration in the project’s tunnels became a focus of public concern following a slurry wall breach on September 15, 2004. On July 10, 2006 panels in the ceiling of the eastbound I-90 Connector Tunnel that leads to the Ted Williams Tunnel fell, causing the death of an automobile passenger. As a result, project costs have increased. The Commonwealth and the Massachusetts Turnpike Authority anticipate additional recoverable costs, although the amount of such recovery is unknown at this time. On July 10, 2007 the National Transportation Safety Board released its findings pertaining to the collapse of the ceiling panels, citing failure in the epoxy anchoring system. Subsequent to the collapse a full inspection of the tunnel project was conducted, and continues, including all aspects of the project’s design, construction and life safety systems.

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The Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling (described above) and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T project. In total, the United States and the Commonwealth will recover $458 million, including interest. These settlements followed an earlier settlement with Aggregate Industries Northeast Region for $42.7 million relating to cost recovery issues with the CA/T project. In total, the United States and the Commonwealth will recover $500.7 million, including interest from all of these settlements. The Commonwealth has received $413.8 million to date, including interest, of which $17 million has been deposited in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (“TIF”). This settlement does not release the defendants from liability for future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million. The settlement agreement and recently passed legislation require that the settlement amounts and certain other cost recovery amounts be deposited in a trust fund and dedicated to non-routine maintenance of the CA/T project and reimbursement of certain costs incurred by the Commonwealth and the Turnpike Authority to repair components of the project. All other cost recoveries, insurance proceeds and certain real estate proceeds will be deposited in the TIF for purposes of paying costs of the CA/T project or reimbursing the Commonwealth for payment of such costs.

On June 25, 2009 the Governor approved legislation designed to reform the Commonwealth’s transportation system. The legislation creates a new authority to be called the Massachusetts Department of Transportation (MassDOT), to be governed by a five-member board appointed by the Governor. MassDOT will have an office of planning and programming and four divisions—one for highways, one for mass transit, one for aeronautics and one for the Registry of Motor Vehicles—which will share administrative functions. The board of MassDOT is authorized to begin exercising its powers on November 1, 2009.

The transportation reform legislation provides for the dissolution of the Massachusetts Turnpike Authority and the transfer of its assets, liabilities, obligations and debt to MassDOT, which will have a separate legal existence from the Commonwealth. MassDOT is to assume the rights, powers and duties of the Turnpike Authority upon the transfer on November 1, 2009. The legislation maintains the separate existence of the Massachusetts Bay Transportation Authority, but its governing board is abolished, to be replaced by a new five-member board appointed the Governor. It is expected that the Governor will appoint the same individuals to the governing boards of MassDOT and the MBTA. The Massachusetts Port Authority will remain an independent authority, but the legislation provides that the Tobin Memorial Bridge, a tolled bridge which is currently owned and operated by the Port Authority, is to be transferred to MassDOT on January 1, 2010. All regional transit authorities in the Commonwealth are mandated to shift to a forward-funded budgeting system no later than fiscal 2012.

The legislation establishes a Massachusetts Transportation Trust Fund within MassDOT, into which all bridge, tunnel and highway tolls, as well as transit fares, will be deposited. Moneys in the Central Artery and Statewide Road and Bridge Infrastructure Fund are also expected to be transferred to the Massachusetts Transportation Trust Fund. The Trust Fund is to be used for operations, maintenance and capital costs related to the transportation assets under MassDOT’s jurisdiction, including MBTA assets and assets of the Turnpike Authority transferred pursuant to the legislation, as well as debt service on outstanding Turnpike Authority debt. MassDOT will be authorized to issue special obligation debt secured by moneys in the Trust Fund to refinance Turnpike Authority debt issued before July 1, 2009. MassDOT debt will not be debt of the Commonwealth. The legislation contemplates that the Legislature will continue to make capital appropriations for transportation improvements and that such appropriations will continue to be funded through the issuance by the State Treasurer of Commonwealth debt. Currently outstanding capital spending authorizations are to be made available to MassDOT by the Secretary of Administration and Finance.

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Legal Matters

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

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Nuveen Massachusetts Dividend Advantage Municipal Fund

LPR-NMBMTP-0310D

SUBJECT TO COMPLETION DATED MARCH 17, 2010

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Massachusetts Dividend Advantage Municipal Fund (the “Fund”) is a diversified, closed-end management investment company.

This Statement of Additional Information relating to MuniFund Term Preferred Shares,     % Series 2015 (“Series 2015 MTP Shares”) of the Fund (“MTP Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated March     , 2010 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing MTP Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated March     , 2010.

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INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objectives are to provide current income exempt from regular federal and Massachusetts income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund’s investment objectives are fundamental policies of the Fund. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Under normal market conditions, the Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal securities. The Fund invests at least 80% of its net assets in investment grade quality municipal securities. Investment grade quality means that such securities are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch), or securities that are unrated but judged to be of comparable quality by NAM. The Fund may invest up to 20% of its net assets in municipal securities that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by NAM, at the time of purchase. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of NRSRO (i.e., Moody’s, S&P and Fitch) ratings of municipal securities is set forth in Appendix B to this Statement of Additional Information. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax.

Underrated municipal securities are those municipal securities whose ratings do not, in NAM’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in NAM’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). NAM may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that NAM considers undervalued. NAM believes that the prices of these municipal securities should ultimately reflect their true value.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

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The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix B to this Statement of Additional Information.

A more complete description of the Fund’s investment objectives and policies is set forth in the Fund’s Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately:

1. Under normal circumstances, invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from both regular federal and Massachusetts income tax.

2. Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the prospectus;

3. Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings);

4. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

5. Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

6. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

8. Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; or

9. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

For the purpose of applying the limitation set forth in subparagraph (9) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a

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superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

Subject to certain exemptions, under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

3. Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

4. Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

5. Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided NAM determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for Preferred Stock, including MTP Shares or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

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PORTFOLIO COMPOSITION

In addition to and supplementing the Prospectus, the Fund’s portfolio will be composed principally of the investments described below.

The term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities. If the long-term municipal bond market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s or S&P, and that mature within one year from the date of purchase or carry a variable or floating rate of interest. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to this Statement of Additional Information for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund intends to allocate taxable income on temporary investments, if any, proportionately between common shares and Preferred Stock, based on the percentage of total dividends distributed to each class for that year.

MUNICIPAL SECURITIES

Included within the general category of municipal securities described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund seeks to minimize these risks by only investing in those “non-appropriation” Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Prospectus and in this Statement of Additional Information, the term municipal securities also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although the Fund emphasizes investments in municipal securities with long-term maturities.

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Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term municipal securities (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices NAM anticipates to correlate with the prices of the municipal securities the Fund owns. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its Common Shares and its Preferred Stock. See “Tax Matters.”

The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund’s portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of municipal securities held in the Fund’s portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of municipal securities the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

The Fund will not purchase futures unless it has segregated or earmarked cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options and it will only write “covered” or “secured” options, where the Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund’s ability to engage in hedging transactions. So long as any Rating Agency is rating the Fund’s Preferred Stock, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received

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written confirmation from Moody’s and S&P, as appropriate, that these transactions would not impair the ratings then assigned by Moody’s and S&P to such shares.

Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option’s expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

Risks of Futures and Options Transactions. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

Repurchase Agreements. The Fund may buy repurchase agreements as temporary investments. A repurchase agreement is a contract in which the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same securities from the buyer at a specified price on a future date. The repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans whose collateral is the underlying security that is the subject of the repurchase agreement. Income from repurchase agreements is taxable and required to be allocated between common shares and Preferred Stock. See “Tax Matters.” The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risks. The risk to the Fund is limited to the ability of the other party to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time of the transaction always equals or exceeds the repurchase price, if the value of the collateral declines there is a risk of loss of principal and interest. If the other party defaults, the collateral may be sold, but the Fund may lose money if the value of the collateral declines and may have to pay the costs of the sale or experience delays in selling the collateral. If the seller files for bankruptcy, the Fund may not be able to sell the collateral quickly or at all. NAM will monitor the value of the collateral at the time the Fund enters into a

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repurchase agreement and during the term of the repurchase agreement to determine that at all times that value of the collateral equals or exceeds the repurchase price. If the value of the collateral is less than the repurchase price, NAM will demand additional collateral from the other party to increase the value of the collateral to at least the redemption price plus interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also

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constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

ILLIQUID SECURITIES

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the

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decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by NAM, if any, to protect liquidity.

INVERSE FLOATING RATE SECURITIES AND FLOATING RATE SECURITIES

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. However, the Fund is permitted to invest in highly leveraged inverse floating rate securities. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust. The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require

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the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” in the Statement of Additional Information.

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

AUCTION RATE SECURITIES

Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In recent market environments, auction failures have been widespread, which has adversely affected the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such

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assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

OTHER INVESTMENTS

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Tax Matters”), including the original issue discount accrued on zero coupon bonds. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to the Fund’s shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive municipal securities available in the

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market. The Fund may invest in investment companies that are advised by NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Fund common shareholders would therefore be subject to duplicative expenses to the extent the Fund invested in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to the same leverage risk, the Fund may indirectly be subject to those risks described in the Fund’s Prospectus. Market value will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TURNOVER

The Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what NAM believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. For the fiscal year ended May 31, 2009, the Fund’s portfolio turnover rate was 1%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM (“the management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2010 annual meeting, the Class II trustees serving until the 2011 annual meeting and the Class III trustees serving until the 2012 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Judith M. Stockdale and Carole E. Stone are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner and Jack B. Evans are slated in Class III. Messrs. Hunter and Schneider are elected by holders of Preferred Shares for a term of one year. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 75 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 124 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.	199	N/A

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	199	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—one year Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005) of Beta Gamma Sigma International Society; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	199	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Class II Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199	See Principal Occupation description

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—one year Length of service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	199	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Class I Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	199	N/A

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Class I Length of service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Class II Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004) Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199	N/A

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Name, Business Address and Birthdate	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee :
John P. Amboian* 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Class II Length of service— Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.	199	See Principal Occupation description

*	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until July 2010— Length of Service— Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term—Until July 2010— Length of Service—Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	124

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term—Until July 2010—Length of Service—Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term—Until July 2010—Length of Service—Since 2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	124

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term—Until July 2010—Length of Service—Since 2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2010—Length of Service— Since 2002	Vice President of Nuveen Investments, LLC (since 2002); Vice President of Nuveen Asset Management (since 2005).	199

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until July 2010—Length of Service—Since 2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2010— Length of Service— Since 1998	Managing Director (since 2004) of Nuveen Investments LLC; Managing Director (since 2005) of Nuveen Asset Management.	199

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2010— Length of Service— Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until July 2010— Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	199

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term—Until July 2010— Length of Service—Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	135

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until July 2010— Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President (2006-2008); formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	199

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2010— Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	199

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until July 2010— Length of Service— Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 1988	Senior Vice President (since 2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2010— Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant Secretary (since 2007) Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2010— Length of Service— Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	135

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term—Until July 2010— Length of Service— Since 2009	Senior Vice President (since 2010), Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

BOARD COMMITTEES

The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended May 31, 2009, the Executive Committee did not meet.

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The Audit Committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth. During the fiscal year ended May 31, 2009, the Audit Committee met four times.

The Nominating and Governance Committee is composed of the independent trustees of the Fund. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for trustee selection and tenure; selection and review of committees; and Board education and operations. In addition, the Nominating and Governance Committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended May 31, 2009, the Nominating and Governance Committee met four times.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended May 31, 2009, the Dividend Committee met six times.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone. The Committee has adopted a written charter. During the fiscal year ended May 31, 2009, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

INDEPENDENT CHAIRMAN

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in 2010; Class II trustees will serve until the annual meeting of shareholders in 2011; and Class III trustees will serve until the annual meeting of shareholders in 2012. As each trustee’s term expires, common shareholders will be asked to elect trustees unless any Preferred Stock is outstanding at that time, in which event holders of Preferred Stock (including holders of MTP Shares), voting as a separate class, will elect two trustees and the remaining trustees shall be elected by holders of the Fund’s common stock and holders of Preferred Stock, voting together as a single class. Messrs. Hunter and Schneider are elected by holders of Preferred Stock for a term of one year. Holders of Preferred Stock will be entitled to elect a majority of the Fund’s trustees under certain circumstances. Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in

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each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.”

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2009:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
John M. Amboian	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	Over $100,000
Terence J. Toth	None	Over $100,000

No trustee who is not an interested person of the Fund or his immediate family member owns beneficially or of record, any security of NAM, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen Investments.

As of February 17, 2010, the officers and trustees of the Fund, in the aggregate, own less than 1% of the Fund’s equity securities.

The following table sets forth the percentage ownership of each person who, as of March 10, 2010, owned of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of the Fund’s equity securities*:

Name of Equity Security	Name and Address of Owner	% of Record Ownership
Auction Rate Preferred Shares	Morgan Stanley(a) 1585 Broadway New York, NY 10036	8.1%

	Morgan Stanley & Co. Incorporated(a) 1585 Broadway New York, NY 10036

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	14.5%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	7.5%

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Name of Equity Security	Name and Address of Owner	% of Record Ownership
	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	7.0%

	UBS AG(b) Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	17.0%

*	The information contained in this table is based on Schedule 13G filings made on or after December 1, 2009.
(a)	Morgan Stanley and Morgan Stanley & Co. Incorporated filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(b)	Based on its Schedule 13G filed on February 10, 2009.

COMPENSATION

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended May 31, 2009, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each trustee by the Nuveen Funds during the calendar year ended December 31, 2009. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$167	—	$265,996
Jack B. Evans	142	—	239,830
William C. Hunter	115	—	194,333
David J. Kundert	135	—	252,913
William J. Schneider	141	—	258,133
Judith M. Stockdale	123	—	219,480
Carole E. Stone	119	—	186,750
Terence J. Toth(4)	107	—	247,289

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended May 31, 2009 for services to the Fund.
(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the 2009 calendar year ended December 31, 2009 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Mr. Toth was appointed to the Board of Directors/Trustees of the Nuveen Funds, effective July 1, 2008.

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Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER

NAM, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. NAM also is responsible for managing operations and the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, including the biography of the Fund’s portfolio manager and further information about the investment management agreement between the Fund and NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $141 billion of assets under management as of September 30, 2009, of which approximately $68.8 billion was in municipal securities. Regarding this approximately $68.8 billion of tax-exempt municipal securities, approximately $35.1 billion, $16.1 billion, $15.3 billion and $1.9 billion represent assets relating to closed-end bond municipal funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. According to data from Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (123) and the amount of fund assets under management (approximately $47 billion) as of December 31, 2009.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

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The following table sets forth the management fee paid by the Fund for the last three fiscal years:

Fiscal Year Ended May 31,	Management Fee Net of Expense Reimbursement Paid to NAM for the Fiscal Year Ended	Expense Reimbursement from NAM for the Fiscal Year Ended
2007	$178,319	$103,678
2008	196,508	79,995
2009	206,475	54,023

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management. Cathryn Steeves is the Fund’s portfolio manager at NAM and has primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

In addition to managing the Fund, Ms. Steeves is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of May 31, 2009 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	44	$7.766 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The Fund’s portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing the manager’s performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of September 30, 2009, the S&P/Investortools Municipal Bond Index was comprised of 54,220 securities with an aggregate current market value of $1,130 billion.

Base salary. The Fund’s portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. The Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM’s investment team, the performance of the accounts for which he or she serves as portfolio manager relative to any benchmarks established for those

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accounts, his or her effectiveness in communicating investment performance to stockholders and their representatives, and his or her contribution to NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, Ms. Steeves does not beneficially own any stock issued by the Fund.

Unless earlier terminated as described below, the Fund’s management agreement with NAM will remain in effect until August 1, 2010. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Fund, NAM, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund invests its assets generally in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund

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already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the Securities and Exchange Commission on Form N-PX, provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Fund, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of the Fund. If a member of NAM’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, NAM is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of NAM except in compliance with the 1940 Act.

It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s

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own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Fiscal Year Ended May 31
2007	2008	2009
$—	$—	$48

Substantially all of the Fund’s trades are effected on a principal basis.

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DESCRIPTION OF SHARES

COMMON SHARES

For a description of the Fund’s Common Shares, see “Description of Outstanding Shares—Common Shares” in the Fund’s Prospectus.

MUNIPREFERRED SHARES

For a description of the Fund’s MuniPreferred Shares, see “Description of Outstanding Shares—MuniPreferred Shares” in the Fund’s Prospectus.

MTP SHARES

For a description of the Fund’s MTP Shares, see “Description of MTP Shares” in the Fund’s Prospectus.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of the Fund’s shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or submitting the conversion of the Fund to an open-end investment company for a vote by shareholders. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Fund shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares and MTP Shares from the NYSE Amex, the New York Stock Exchange or elsewhere, as applicable, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in

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order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, the NYSE Amex or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common and Preferred Stock, voting as a single class and approval of the holders of at least two-thirds of the Fund’s Preferred Stock, voting together as a single class unless the conversion has been approved by the requisite vote of the trustees, in which case a majority vote of the requisite holders would be required. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE Amex or elsewhere and the Fund’s Preferred Stock, including MTP Shares, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Fund’s shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the opinion of K&L Gates LLP, special counsel to the Fund (“Tax Counsel”). Tax Counsel’s opinions are based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

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The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in MTP Shares. The discussion generally applies only to holders of MTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MTP Shares. This summary deals only with U.S. holders that hold MTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds MTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold MTP Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on Common Shares and MTP Shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of MTP Shares to be eligible to be treated as exempt-interest dividends, MTP Shares must be treated as stock for federal income tax purposes. Under present law, Tax Counsel is of the opinion that MTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question the Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

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As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending November 30 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s MTP Shares are outstanding the Fund fails to meet the Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such asset coverage is restored. See “Description of MTP Shares—Restrictions on Dividend, Redemption and Other Payments” in the Prospectus. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MTP Asset Coverage, the Fund will be required to redeem MTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its Common Shares and MTP Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

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A holder of MTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of MTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of the taxable distribution.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2011, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The Internal Revenue Service (the “IRS”) indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its MTP Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the MTP Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes. In certain circumstances, the Fund will make payments to holders of MPT Shares to offset the tax effects of a taxable distribution.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for

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determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may disallow, limit or defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Gain or loss on the sale or other disposition of MTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of MTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the MPT Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%, subject to the legislation phase-out discussed above. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may, at its option, redeem MTP Shares in whole or in part, and is required to redeem MTP Shares to the extent required to maintain the Effective Leverage Ratio and the MTP Asset Coverage. Gain or loss, if any,

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resulting from a redemption will generally be taxed as gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the Common Shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of MTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules discussed above.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Massachusetts Tax Matters

The following is based upon the advice of K&L Gates LLP, special counsel to the Fund.

The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

42

The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal and Massachusetts purposes, and that it will make such distributions of income and gains as are necessary to qualify to be treated as a regulated investment company for Federal income tax purposes.

The Fund is not subject to the Massachusetts corporate excise tax or the Massachusetts franchise tax.

Distributions that qualify, for federal income tax purposes, as exempt-interest dividends, that are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions, or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, will be exempt from Massachusetts personal income tax (“Massachusetts Exempt Bonds”). Additionally, any distributions that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations exempt from state tax under federal law will not be subject to Massachusetts personal income tax. Distributions from the Fund’s taxable net investment income, tax-exempt income from obligations not described above, net capital gains, and net short-term capital gains in excess of net long-term capital gains, if any, will generally be subject to Massachusetts personal income tax. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of Massachusetts Exempt Bonds.

Distributions, regardless of source, are subject to the Massachusetts corporate excise tax.

Gain on the sale, exchange or other disposition of shares of the Fund will be subject to Massachusetts personal income tax or corporate excise tax.

Shares of the Fund may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

EXPERTS

The audited financial statements of the Fund appearing in the Fund’s Annual Report dated May 31, 2009 and unaudited financial statements of the Fund appearing in the Fund’s Semi-Annual Report, dated November 30, 2009 are incorporated by reference into this Statement of Additional Information. The audited financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Suite 1700, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The redemption and dividend paying agent for MTP Shares is State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the Fund appearing in the Fund’s Annual Report, dated May 31, 2009, and the unaudited financial statements of the Fund appearing in the Fund’s Semi-Annual Report, dated November 30, 2009, are incorporated herein by reference into this Statement of Additional Information. The Annual Report and Semi-Annual Report are available without charge by calling 800-257-8787.

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APPENDIX A

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF MUNIFUND TERM PREFERRED SHARES

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF MUNIFUND TERM PREFERRED SHARES

Nuveen Massachusetts Dividend Advantage Municipal Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of preferred shares, par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of a class of preferred shares, $.01 par value per share, such shares to be classified as MuniFund Term Preferred Shares (“MuniFund Term Preferred”), and such shares of MuniFund Term Preferred to be issued in one or more series (each such series, a “Series”).

THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of MuniFund Term Preferred Shares are set forth in this Statement, as modified, amended or supplemented in the Appendix (each an “Appendix” and collectively the “Appendices”) to this Statement specifically relating to such Series (each such Series being referred to herein as a Series of MuniFund Term Preferred Shares, and shares of all such Series being referred to herein individually as a “MuniFund Term Preferred Share” and collectively as the “MuniFund Term Preferred Shares”).

DEFINITIONS

1.1 Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding MuniFund Term Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder of MuniFund Term Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of MuniFund Term Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of MuniFund Term Preferred Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Adviser” means Nuveen Asset Management, a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Custodian Agreement” means, with respect to any Series, the Custodian Agreement by and among the Custodian and the Fund with respect to such Series.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Default Period” shall have the meaning as set forth in Section 2.2(h)(i).

“Default Rate” shall have the meaning as set forth in Section 2.2(h)(i).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1) cash or any cash equivalent;

(2) any U.S. Government Obligation;

(3) any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Obligations or any combination thereof; or

(5) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Dividend Payment Date” means, with respect to any Series, each of the Dividend Payment Dates for such Series set forth in the Appendix for such Series.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

“Dividend Rate” means, with respect to any Series and as of any date, the Fixed Dividend Rate for that Series as adjusted (if applicable) on such date in accordance with the provisions of Section 2.2(c) and Section 2.2(h).

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Ratings, Inc. and any successor or successors thereto.

“Fixed Dividend Rate” means, with respect to any Series, the rate per annum specified as the Fixed Dividend Rate for such Series in the Appendix for such Series.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the MuniFund Term Preferred Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” shall have the meaning as set forth in Section 2.11(b).

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Obligation” means municipal securities as described in the prospectus or other offering document for a Series.

“MuniFund Term Preferred” shall have the meaning as set forth in the Recitals of this Statement.

“MuniFund Term Preferred Shares” shall have the meaning as set forth in the Recitals of this Statement.

“Non-Call Period” means, with respect to any Series, the period (if any) during which such Series shall not be subject to redemption at the option of the Fund, as set forth in the Appendix for such Series.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act.

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium (expressed as a percentage of the Liquidation Preference of the shares of such Series) payable by the Fund upon the redemption of MuniFund Term Preferred Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to MuniFund Term Preferred Shares of any Series, the number of MuniFund Term Preferred Shares of such Series theretofore issued by the Fund except (without duplication):

(a) any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b) any shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

(c) any shares of such Series as to which the Fund shall be the Holder or the beneficial owner; and

(d) any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

“Person” means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including shares of each Series of MuniFund Term Preferred Shares, shares of any other series of such preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Rating Agencies” means any of Moody’s, Standard & Poor’s or Fitch, as designated by the Board of Trustees from time to time as contemplated by Section 2.7 to be a Rating Agency for purposes of this Statement. The Board of Trustees has initially designated Moody’s, Standard & Poor’s and Fitch to be Rating Agencies hereunder. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares, any references to any credit rating of such Rating Agency in this Statement or any Appendix shall be deemed instead to be references to the equivalent credit rating of the Rating Agency designated by the Board of Trustees to replace such Rating Agency (if any such replacement is made) as of the most recent date on which such other Rating Agency published credit ratings for such Series of MuniFund Term Preferred Shares or (ii) replaces any credit rating of such Rating Agency with a replacement credit rating, any references to such replaced credit rating of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such replacement credit rating. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares is terminated by the Board of Trustees, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally).

“Rating Downgrade Period” means, with respect to any Series, any period during which the MuniFund Term Preferred Shares of such Series are rated A+ or lower by Standard & Poor’s, A1 or lower by Moody’s and A+ or lower by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”).

“Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series and the Fund with respect to such Series.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the MuniFund Term Preferred Shares.

“Series” shall have the meaning as set forth in the Recitals of this Statement.

“Standard and Poor’s” means Standard and Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Taxable Allocation” means, with respect to any Series, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such Series.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2 Interpretation. The headings preceding the text of Articles and Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

TERMS APPLICABLE TO ALL SERIES OF

MUNIFUND TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of MuniFund Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series, each Series of MuniFund Term Preferred Shares shall have the following terms:

2.1 Number of Shares; Ranking.

(a) The number of authorized shares constituting any Series of MuniFund Term Preferred Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional MuniFund Term Preferred Shares shall be issued.

(b) The MuniFund Term Preferred Shares of each Series shall rank on a parity with shares of each other Series of MuniFund Term Preferred Shares and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolutions, liquidation or winding up of the affairs of the Fund. The MuniFund Term Preferred Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c) No Holder of MuniFund Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any MuniFund Term Preferred Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2 Dividends and Distributions.

(a) The Holders of any MuniFund Term Preferred Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and distributions on Common Shares, cumulative cash dividends and distributions on each share of such Series, calculated separately for each Dividend Period for such Series at the Dividend Rate in effect from time to time for such Series during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of such Series, and no more. Dividends and distributions on the MuniFund Term Preferred Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. Dividends payable on any MuniFund Term Preferred Shares of any Series for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

(b) Dividends on shares of each Series of MuniFund Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period (or if such day is not a Business Day, the next preceding Business Day) and shall be paid as provided in Section 2.2(g) hereof.

(c) So long as Municipal Term Shares of a Series are rated on any date AAA by Standard & Poor’s, Aaa by Moody’s or AAA by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to MuniFund Term Preferred Shares of such Series for such date shall be equal to the Fixed Dividend Rate for such Series. If the highest credit rating assigned on any date to an Outstanding Series of MuniFund Term Preferred Shares by any Rating Agency is equal to one of the ratings set forth in the table below (or its equivalent, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such Series by such Rating Agency in the table below.

CREDIT RATINGS

Standard & Poor’s	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	A1 to A3	A+ to A-	125%
BBB+ to BBB-	Baa1 to Baa3	BBB+ to BBB-	150%
BB+ and lower	Ba1 and lower	BB+ and lower	200%

If no Rating Agency is rating an Outstanding Series of MuniFund Term Preferred Shares, the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by 200%.

(d) (i) No full dividends and distributions shall be declared or paid on shares of a Series of MuniFund Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of MuniFund Term Preferred Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Shares of any series, any dividends and distributions being declared and paid on a Series of MuniFund Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of MuniFund Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(d)(i) on such MuniFund Term Preferred Shares.

(ii) For so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all MuniFund Term Preferred Shares and all other Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding MuniFund Term Preferred Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii) Any dividend payment made on shares of a Series of MuniFund Term Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(e) Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of MuniFund Term Preferred Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(f) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of MuniFund Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(g). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(g) Dividends on shares of a Series of MuniFund Term Preferred Shares shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period to which such Dividend Payment Date relates (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on shares of a Series of MuniFund Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of any Series of MuniFund Term Preferred Shares which may be in arrears.

(h) (i) The Dividend Rate on a Series of MuniFund Term Preferred Shares shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to a Series of MuniFund Term Preferred Shares shall commence on any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(h)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on a Series of MuniFund Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on a Series of MuniFund Term Preferred Shares, the Dividend Rate for such Series for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on a Series of MuniFund Term Preferred Shares for any calendar day shall be equal to the Dividend Rate in effect on such day for such Series plus five percent (5%) per annum.

(ii) No Default Period for a Series of MuniFund Term Preferred Shares with respect to any Default on such Series shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Default Rate on such Series applied to the amount and period of such non-payment on such Series, based on the actual number of calendar days comprising such period divided by 360.

2.3 Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of MuniFund Term Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding MuniFund Term Preferred Shares and any other outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such MuniFund Term Preferred Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such MuniFund Term Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding MuniFund Term Preferred Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a)

above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c) Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4 Coverage & Leverage Tests.

(a) Asset Coverage Requirement. For so long as any shares of a Series of MuniFund Term Preferred Shares are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b) Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no MuniFund Term Preferred Shares of any Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Fund from the assets of the Fund in the same manner and to the same extent as is contemplated by Section 2.11 with respect to the Liquidity Requirement, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Fund for purposes of such computation.

(c) Effective Leverage Ratio Requirement. For so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Effective Leverage Ratio shall not exceed 50% as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed such percentage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d) Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i) The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MuniFund Term Preferred Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii) The sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5 Redemption. Each Series of MuniFund Term Preferred Shares shall be subject to redemption by the Fund as provided below:

(a) Term Redemption. The Fund shall redeem all shares of a Series of MuniFund Term Preferred Shares on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Term Redemption Price”).

(b) Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i) Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date, the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any shares of a Series of MuniFund Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Mandatory Redemption Price”).

(B) On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of MuniFund Term Preferred Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 230% (provided, however, that if there is no such minimum number of MuniFund Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all MuniFund Term Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of MuniFund Term Preferred Shares pursuant to this Section 2.5(b)(i) that, when aggregated with other

Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(ii) Effective Leverage Ratio Mandatory Redemption. (A) If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) and such failure is not cured as of the close of business on the date that is thirty (30) calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund shall within thirty (30) calendar days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio to not exceed 50% by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, redeeming in accordance with the Declaration a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such MuniFund Term Preferred Shares at a price per MuniFund Term Preferred Share equal to the Mandatory Redemption Price.

(B) On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A) , the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(c) Optional Redemption.

(i) Subject to the provisions of Section 2.5(c)(ii), (A) on any Business Day following the expiration of the Non-Call Period for a Series of MuniFund Term Preferred Shares or (B) on any Business Day during a Rating Downgrade Period for a Series of MuniFund Term Preferred Shares, including a Business Day during the Non-Call Period for such Series (any Business Day referred to in clause (A) or (B) of this sentence, an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part the

Outstanding MuniFund Term Preferred Shares of such Series, at a redemption price per MuniFund Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per MuniFund Term Preferred Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such MuniFund Term Preferred Share of such Series accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) with respect to an optional redemption of MuniFund Term Preferred Shares of such Series that is effected on such Optional Redemption Date.

(ii) If fewer than all of the outstanding shares of a Series of MuniFund Term Preferred Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MuniFund Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of MuniFund Term Preferred Shares by reason of the redemption of such MuniFund Term Preferred Shares on such Optional Redemption Date.

(d) Procedures for Redemption.

(i) If the Fund shall determine or be required to redeem, in whole or in part, MuniFund Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of MuniFund Term Preferred Shares to be redeemed; (C) the CUSIP number for MuniFund Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the MuniFund Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all MuniFund Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of MuniFund Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the MuniFund Term Preferred

Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the MuniFund Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such MuniFund Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the MuniFund Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv) On or after the Redemption Date, each Holder of MuniFund Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such MuniFund Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such MuniFund Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the MuniFund Term Preferred Shares represented by such certificate(s), a new certificate representing the MuniFund Term Preferred Shares that were not redeemed.

(v) Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any MuniFund Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding MuniFund Term Preferred Shares and other series of Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding MuniFund Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding MuniFund Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(vi) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MuniFund Term Preferred Shares, dividends may be declared and paid on such MuniFund Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e) Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of MuniFund Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of MuniFund Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

(f) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(g) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the MuniFund Term Preferred Shares, provided that such modification does not materially and adversely affect the Holders of the MuniFund Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.

(a) One Vote Per MuniFund Term Preferred Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of MuniFund Term Preferred Shares shall be entitled to one vote for each MuniFund Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including MuniFund Term Preferred Shares, voting together as a single class, shall elect the balance of the trustees.

(b) Voting For Additional Trustees.

(i) Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including MuniFund Term Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including MuniFund Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A) if, at the close of business on any dividend payment date for any outstanding Preferred Share including any Outstanding MuniFund Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B) if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of the Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of MuniFund Term Preferred Shares to Vote on Certain Matters.

(i) Certain Amendments Requiring Approval of Municipal Term Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such MuniFund Term Preferred Shares or the Holders thereof; provided, however, that (i) an change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share (other than as a result of a division of a MuniFund Term Preferred Share). So long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii) Certain Amendments Requiring Approval of Specific Series of MuniFund Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the MuniFund Term Preferred Shares of such Series or the Holders thereof; provided, however, that (i) an change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares of such Series, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Declaration, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 2.6.

(e) No Cumulative Voting. The Holders of MuniFund Term Preferred Shares shall have no rights to cumulative voting.

(f) Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any Series of MuniFund Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the MuniFund Term Preferred Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(h) hereof.

(g) Holders Entitled to Vote. For purposes of determining any rights of the Holders of MuniFund Term Preferred Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of MuniFund Term Preferred Shares shall be entitled to vote any MuniFund Term Preferred Share and no MuniFund Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MuniFund Term Preferred Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No MuniFund Term Preferred Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7 Rating Agency.

The Fund shall use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally). The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. The Board of Trustees may elect to terminate the designation as a Rating Agency of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes hereof (provided that at least one Rating Agency continues to maintain a rating with respect to the MuniFund Term Preferred Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Trustees with any other NRSRO permitted to act as Rating Agency as contemplated by the definition of “Rating Agency” and not so designated as a Rating Agency at such time, provided that such replacement shall not occur unless such replacement Rating Agency shall have at the time of such replacement (i) published a rating for the MuniFund Term Preferred Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any MuniFund Term Preferred Shares, or Common Shares.

2.8 Issuance of Additional Preferred Shares.

So long as any MuniFund Term Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MuniFund Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series of MuniFund Term Preferred Shares, including additional Series of MuniFund Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established and created, including additional MuniFund Term Preferred Shares of any Series, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

2.9 Status of Redeemed or Repurchased MuniFund Term Preferred Shares.

MuniFund Term Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10 Distributions with respect to Taxable Allocations.

Holders of shares of each Series of MuniFund Term Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations that are paid with respect to shares of such Series in accordance with one of the procedures set forth in clauses (a) through (c) of this Section 2.10:

(a) The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of MuniFund Term Preferred Shares of the amount of a Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on shares of a Series of MuniFund Term Preferred Shares for a Dividend Period, the Fund shall, in addition to and in conjunction with the payment of such dividends, make a supplemental distribution in respect of each share of such Series for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period.

(b) If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of shares of a Series of MuniFund Term Preferred Shares, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c) If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(d) The Fund shall not be required to pay Additional Amount Payments with respect to shares of any Series of MuniFund Term Preferred Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11 Term Redemption Liquidity Account and Liquidity Requirement.

(a) On or prior to the Liquidity Account Initial Date with respect to any Series of MuniFund Term Preferred Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of MuniFund Term Preferred Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of MuniFund Term Preferred Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of MuniFund Term Preferred Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b) The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date for such Series specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of Section 2.11(c) below:

Number of Months Preceding:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c) If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

(d) The Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MuniFund Term Preferred Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12 Global Certificate.

Prior to the commencement of a Voting Period, (i) all shares of any Series of MuniFund Term Preferred Shares Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of MuniFund Term Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.13 Notice.

All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received or, if mailed by first class mail, the date five (5) calendar days after which such notice is mailed.

2.14 Termination.

In the event that no shares of a Series of MuniFund Term Preferred Shares are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15 Appendices.

The designation of each Series of MuniFund Term Preferred Shares shall be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of MuniFund Term Preferred Shares by including a new Appendix to this Statement relating to such Series.

2.16 Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17 Modification.

The Board of Trustees, without the vote of the Holders of MuniFund Term Preferred Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.18 No Additional Rights.

Unless otherwise required by law or the Declaration, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Statement.

[Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, Nuveen Massachusetts Dividend Advantage Municipal Fund has caused this Statement to be signed on March     , 2010 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name: Kevin J. McCarthy
Title: Vice President and Secretary

[Signature Page to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

APPENDIX A

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

MUNIFUND TERM PREFERRED SHARES, [            ]% SERIES 2015

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of MuniFund Term Preferred Shares of Nuveen Massachusetts Dividend Advantage Municipal Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated [            ], 2010 (the “MTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Massachusetts Dividend Advantage Municipal Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the MTP Statement.

Section 1. Designation as to Series.

MuniFund Term Preferred Shares, [    ]% Series 2015: A series of [            ] Preferred Shares classified as MuniFund Term Preferred Shares is hereby designated as the “MuniFund Term Preferred Shares, [    ]% Series 2015” (the “Series 2015 MTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the MTP Statement (except as the MTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2015 MTP Shares shall constitute a separate series of Preferred Shares and of the MuniFund Term Preferred Shares and each Series 2015 MTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2015 MTP Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is [            ].

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is March     , 2010.

Section 4. Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is [    ]%.

Section 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $10.00 per share.

Section 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is April 1, 2015.

Section 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period except that any dividend paid with respect to any Dividend Period consisting of the month of December in any year shall be paid on the last Business Day of such December.

Section 8. Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on March 31, 2011.

Section 9. Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is October 1, 2014.

Section 10. Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 11. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2015 MTP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including April 30, 2010 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series 2015 MTP Share an amount equal to:

(A) if the Optional Redemption Date for the Series 2015 MTP Share does not occur during a Rating Downgrade Period but occurs on or after April 1, 2011 and prior to October 1, 2011, 1.00% of the Liquidation Preference for such Series 2015 MTP Share;

(B) if the Optional Redemption Date for the Series 2015 MTP Share does not occur during a Rating Downgrade Period but occurs on a date that is on or after October 1, 2011, and prior to April 1, 2012, 0.5% of the Liquidation Preference for such Series 2015 MTP Share; or

(C) if the Optional Redemption Date for the Series 2015 MTP Share either occurs during a Rating Downgrade Period or occurs on a date that is on or after April 1, 2012, 0.00% of the Liquidation Preference for such Series 2015 MTP Share.

Section 12. Amendments to Terms of MuniFund Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the MuniFund Term Preferred Shares” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 13. Additional Terms and Provisions Applicable to the Series.

The following provisions shall be incorporated into and be deemed part of the MTP Statement:

Notwithstanding anything in Section 2.2(b) or 2.2(g) of the MTP Statement to the contrary, dividends on the Series 2015 MTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on April 29, 2010.

IN WITNESS WHEREOF, Nuveen Massachusetts Dividend Advantage Municipal Fund has caused this Appendix to be signed on March     , 2010 in its name and on its behalf by a duly authorized officer. The Declaration and the MTP Statement are on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations and rights set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name: Kevin J. McCarthy
Title: Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and

Preferences of MuniFund Term Preferred Shares]

APPENDIX B

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX C

FORM OF TAX OPINION

March , 2010

Nuveen Massachusetts Dividend Advantage Municipal Fund

333 West Wacker Drive

Chicago, IL 60606

Ladies and Gentlemen:

We have acted as special counsel to Nuveen Massachusetts Dividend Advantage Municipal Fund, a Massachusetts business trust (the “Fund”), in connection with the offer and sale (the “Offering”) by the Fund of up to                          shares of preferred stock, par $0.01 per share (“MuniFund Term Preferred Shares”). The MuniFund Term Preferred Shares were issued under the “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated as of March    , 2010 (the “Statement”), and they are being offered pursuant to a prospectus (the “Prospectus”) contained in a registration statement on Form N-2 (File No. 333-163865) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the “Registration Statement”).

As special counsel to the Fund, we have examined and relied, as to factual matters (but not as to any conclusions of law), upon originals, or copies certified to our satisfaction, of such records, documents, certificates of the Fund and of public officials and other instruments, and made such other inquiries, as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. We have relied on the representations and warranties set forth therein as to factual matters (but not as to any conclusions of law).

The opinions herein are subject to and conditioned upon the representations made by the Fund concerning factual matters (but not conclusions of law). The initial and continuing truth and accuracy of such representations at all relevant times constitutes an integral basis for the opinions expressed herein and these opinions are conditioned upon the initial and continuing truth and accuracy of such representations at all relevant times.

We have reviewed the descriptions set forth in the Prospectus and the Registration Statement of the Fund’s investments, activities, operations, and governance, and the provisions of the Statement. We have relied upon the facts set forth in the Prospectus and upon the factual representations of officers of the Fund and Nuveen Asset Management. In addition, we have relied on certain additional facts and assumptions described below. In connection with rendering this opinion, we have assumed to be true and are relying upon (without any independent investigation or review thereof):

A.	The authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and authenticity of the originals of such documents, and the conformity of final documents to all documents submitted to us as drafts, and the authenticity of such final documents;

B.	The genuineness of all signatures and the authority and capacity of the individual or individuals who executed any such document on behalf of any person;

C.	The accuracy of all factual representations, warranties, and other statements made by all parties or as set forth in such documents;

D.	The performance and satisfaction of all obligations imposed by any such documents on the parties thereto in accordance with their terms; and

E.	The completeness and accuracy of all records made available to us.

We have further assumed the accuracy of the statements and descriptions of the Fund’s intended activities as described in the Prospectus and that the Fund will operate in accordance with the method of operation described in the Prospectus. In particular, we have assumed that the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for all relevant periods and will continue to do so. We have also assumed, without investigation, that all documents, certificates, representations, warranties, and covenants upon which we have relied in rendering the opinions set forth below and that were given or dated earlier than the date of this letter continue to remain accurate, insofar as relevant to the opinions set forth herein, from such earlier date through and including the date of this letter.

Based solely on the foregoing, and subject to the qualifications, exceptions, assumptions, and limitations expressed herein, we are of the opinion that:

(A) For U.S. federal income tax purposes, (i) the MuniFund Term Preferred Shares will qualify as stock in the Fund, and (ii) the distributions made with respect to the MuniFund Term Preferred Shares will qualify as exempt-interest dividends to the extent designated by the Fund and permitted by Section 852(b)(5)(A) of the Code; and

(B) The statements set forth in the Prospectus under the caption “Tax Matters,” insofar as they purport to constitute matters of United States federal tax law or legal conclusions with respect thereto, are a fair and accurate summary of the matters addressed therein in all material respects, subject to the assumptions and limitations stated therein.

This opinion is furnished to the Fund solely for its benefit in connection with the Offering and except as follows is not to be relied upon, quoted, circulated, published, or otherwise referred to for any other purpose, in whole or in part, without our express prior written consent. This opinion may be disclosed to any holders of MuniFund Term Preferred Shares (and beneficial owners of MuniFund Term Preferred Shares) and they may rely on it as if they were addressees of this opinion, it being understood that we are not establishing any lawyer-client relationship with holders of MuniFund Term Preferred Shares (and beneficial owners of MuniFund Term Preferred Shares). This letter is not to be relied upon for the benefit of any other person.

In addition to the assumptions set forth above, this opinion is subject to the following exceptions, limitations, and qualifications:

1.	Our opinions are based upon our interpretation of the current provisions of the Code and current judicial decisions, administrative regulations, and published notices, rulings, and procedures. We note that there is no authority directly on point dealing with securities like the MuniFund Term Preferred Shares. Our opinions only represent our best judgment and are not binding on the Internal Revenue Service or courts and there is no assurance that the Internal Revenue Service will not successfully challenge the conclusions set forth herein. Consequently, no assurance can be given that future legislative, judicial, or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of the conclusions stated herein. We undertake no obligation to advise you of changes in law which may occur after the date hereof.

2.	Our opinions are limited to the federal income tax matters addressed herein, and no other opinions are rendered with respect to any other matter not specifically set forth in the foregoing opinion.

3.	Our opinions are limited in all respects to the federal tax law of the United States and we express no opinion on various state, local, or foreign tax consequences.

4.	The Fund’s qualification and taxation as a regulated investment company under the Code depend upon the Fund’s ability to satisfy through actual operations the applicable asset composition, source of income, distribution, and other requirements of the Code necessary to qualify and be taxed as a regulated investment company, which operations will not be reviewed by special counsel.

5.	The foregoing opinions are based upon the proposed method of operation of the Fund as described in the Prospectus and the representations and covenants set forth in the documents described herein. We undertake no obligation to review at any time in the future either the Fund’s operations or its compliance with such representations and covenants and, consequently, no assurance can be given that the Fund will satisfy the requirements of the Code necessary to qualify or be taxed as a regulated investment company for any particular taxable year. Further, we assume no obligation to advise you of any changes in our opinion subsequent to the delivery of this opinion letter.

6.	In the event any one of the statements, representations, warranties, covenants, or assumptions we have relied upon to issue these opinions is incorrect in a material respect, our opinions might be adversely affected and if so may not be relied on.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement and the references to us under the headings “Tax Matters” and “Legal Opinions” in the Prospectus.

Very truly yours,

K&L GATES LLP

Nuveen Massachusetts Dividend Advantage Municipal Fund

MuniFund Term Preferred Shares

Shares,             % Series 2015

STATEMENT OF ADDITIONAL INFORMATION

March    , 2010

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Included in Part A of the Registration Statement:

Financial Highlights for each of the last nine years ended May 31 and for the six-month period ended November 30, 2009.

Incorporated by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, dated May 31, 2009 (File No. 811- 09451) and Form N-CSRS, dated November 30, 2009 (File No. 811- 09451):

Portfolio of Investments, May 31, 2009 (audited); Portfolio of Investments, November 30, 2009 (unaudited)

Statement of Assets & Liabilities, May 31, 2009 (audited); Statement of Assets & Liabilities, November 30, 2009 (unaudited)

Statement of Operations for the year ended May 31, 2009 (audited); Statement of Operations for the six months ended November 30, 2009 (unaudited)

Statement of Changes in Net Assets for the two years ended May 31, 2009 (audited); Statement of Changes in Net Assets for the six months ended November 30, 2009 (unaudited)

Statement of Cash Flows for the year ended May 31, 2009 (audited); Statement of Cash Flows for the six months ended November 30, 2009 (unaudited)

2.	Exhibits:

a.1	Declaration of Trust dated June 1, 1999. (1)

a.2	Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”). (1)

a.3	Certificate of Amendment to Declaration of Trust, dated November 18, 2009. (1)

b.	By-Laws of Registrant (Amended and Restated as of November 18, 2009). (1)

c.	None.

d.1	Form of Share Certificate.

d.2	Rating Agency Guidelines.

d.3	Form of Statement Establishing and Fixing the Rights and Preferences of Registrant’s MuniFund Term Preferred Shares. See Appendix A to the Statement of Additional Information.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan. (1)

f.	None.

g.1	Investment Management Agreement dated November 13, 2007 (the “Investment Management Agreement”). (1)

g.2	Renewal of the Investment Management Agreement dated July 31, 2008. (1)

g.3	Renewal of the Investment Management Agreement dated May 28, 2009. (1)

h.1	Form of Underwriting Agreement.

h.2	Form of Morgan Stanley Standard Dealer Agreement.

1

h.3	Form of Nuveen Master Selected Dealer Agreement.

h.4	Form of Morgan Stanley Master Agreement Among Underwriters.

h.5	Form of Dealer Letter Agreement.

i.	None.

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).(1)

j.2	Appendix A to the Custodian Agreement dated August 24, 2009.(1)

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 24, 2009 (the “Transfer Agency Agreement”).(1)

k.2	Amendment to the Transfer Agency Agreement, dated October 14, 2009.(1)

l.1	Opinion and Consent of K&L Gates LLP.

l.2	Opinion and Consent of Bingham McCutchen LLP.

m.	Not Applicable.

n.	Consent of Ernst & Young LLP.

o.	None.

p.	Not Applicable.

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.(1)

s.	Powers of Attorney.

(1)	Filed on December 18, 2009 with Registrant’s Registration Statement on Form N-2 (File No. 333-163865) and incorporated by reference herein.

Item 26:	Marketing Arrangements

See Sections 3(j) and 3(n) of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

See Sections 1.1 and 1.2 of the Form of Morgan Stanley Standard Dealer Agreement filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See Sections 5.1, 5.3 and 11.2 of the Form of Morgan Stanley Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the underwriters filed as Exhibit h.5 to this Registration Statement.

2

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$1,155
Promotion	3,000
Printing and engraving expenses	75,000
Legal Fees	130,000
Exchange listing fees	10,000
Audit Fees	20,000
Miscellaneous expenses	5,845

Total	$245,000

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At January 7, 2010:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	924
Preferred Stock, $0.01 par value	39

Item 30:	Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

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(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Adviser and Mutual Fund Professional and Directors and Officers Liability policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $2,500,000 deductible for all other claims, with $0 deductible for individual insureds.

Section 6 of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing

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provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V and Nuveen Managed Accounts Portfolios Trust.

NAM has no other clients or business at the present time. For a description of any other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serves as officer or trustee of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining executive officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Fiscal Years
Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc., and Nuveen Investments Advisers, Inc.; Vice President and Assistant Secretary of Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC, NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Symphony Asset Management, LLC.

Sherri A. Hlavacek, Vice President, Corporate Controller and Treasurer	Managing Director, Corporate Controller and Treasurer of Nuveen Investments, Inc., and Nuveen Investments, LLC; Vice President, Corporate Controller and Treasurer of Nuveen Investments Holdings, Inc.; Vice President and Corporate Controller of Nuveen Investments Advisers Inc.; Vice President of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. Services Group LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Institutional Services Group LLC, Symphony Asset Management LLC and Santa Barbara Asset Management LLC; Chief Compliance Officer of Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC.

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Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Fiscal Years
John L. MacCarthy, Executive Vice President, Director and Secretary	Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Santa Barbara Asset Management, LLC.

Glenn R. Richter, Executive Vice President and Director	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

The principal business address of Nuveen Investments, Inc. and its affiliates is 333 West Wacker Drive, Chicago, Illinois 60606.

Item 32:	Location of Accounts and Records

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NAM.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

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b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 17th day of March, 2010.

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

/s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	March 17, 2010

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	March 17, 2010

Robert P. Bremner*	Chairman of the Board and Trustee

John P. Amboian*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

William J. Schneider*	Trustee

Terence J. Toth*	Trustee

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-In-Fact
March 17, 2010

*	The original powers of attorney authorizing Kevin J. McCarthy, Larry W. Martin, Gifford R. Zimmerman and Eric Fess, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as an Exhibit.

INDEX TO EXHIBITS

a.1	Declaration of Trust dated June 1, 1999.(1)

a.2	Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”).(1)

a.3	Certificate of Amendment to Declaration of Trust dated November 18, 2009.(1)

b.	By-Laws of Registrant (Amended and Restated as of November 18, 2009).(1)

c.	None.

d.1	Form of Share Certificate.

d.2	Rating Agency Guidelines.

d.3	Form of Statement Establishing and Fixing the Rights and Preferences of Registrant’s MuniFund Term Preferred Shares. See Appendix A to the Statement of Additional Information.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.(1)

f.	None.

g.1	Investment Management Agreement dated November 13, 2007 (the “Investment Management Agreement”).(1)

g.2	Renewal of the Investment Management Agreement dated July 31, 2008.(1)

g.3	Renewal of the Investment Management Agreement dated May 28, 2009.(1)

h.1	Form of Underwriting Agreement.

h.2	Form of Morgan Stanley Standard Dealer Agreement.

h.3	Form of Nuveen Master Selected Dealer Agreement.

h.4	Form of Morgan Stanley Master Agreement Among Underwriters.

h.5	Form of Dealer Letter Agreement.

i.	None.

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).(1)

j.2	Appendix A to the Custodian Agreement dated August 24, 2009.(1)

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 24, 2009 (the “Transfer Agency Agreement”).(1)

k.2	Amendment to Transfer Agency Agreement, dated October 14, 2009.(1)

l.1	Opinion and Consent of K&L Gates LLP.

l.2	Opinion and Consent of Bingham McCutchen LLP.

m.	Not Applicable.

n.	Consent of Ernst & Young LLP.

o.	None.

p.	Not applicable.

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.(1)

s.	Powers of Attorney.

(1)	Filed on December 18, 2009 with Registrant’s Registration Statement on Form N-2 (File No. 333-163865) and incorporated by reference herein.